SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT (No. 2-86711)
        UNDER THE SECURITIES ACT OF 1933                                     [X]

        Pre-Effective Amendment No.                                          [ ]

        Post-Effective Amendment No. 50                                      [X]

                                                        and

REGISTRATION STATEMENT (No. 811-3855)
        UNDER THE INVESTMENT COMPANY ACT OF 1940                             [X]

        Amendment No. 50                                                     [X]


FIDELITY ADVISOR SERIES VIII
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

82 DEVONSHIRE ST., BOSTON, MASSACHUSETTS 02109
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)    (Zip Code)

Registrant's Telephone Number:  617-563-7000
                              --------------------------------------------------

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

        (  ) immediately upon filing pursuant to paragraph (b).
        (  ) on (                               ) pursuant to paragraph (b).
        (  ) 60 days after filing pursuant to paragraph (a)(1).
        (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
        (X)  75 days after filing pursuant to paragraph (a)(2).
        (  ) on (             ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          Fidelity Advisor Series VIII:
                       Fidelity Advisor Emerging Asia Fund
                Class A, Class T, Class B and Class C Prospectus
                              Cross Reference Sheet

     FORM N-1A
    ITEM NUMBER                                             PROSPECTUS SECTION
    -----------                                             ------------------
   1                 ............  Cover Page
   2          a      ............  Expenses
            b, c     ............  Contents; Who May Want to Invest
   3          a      ............  *
              b      ............  *
              c      ............  *
              d      ............  *
   4          a      i...........  Charter
                     ii..........  Investment Principles and Risks; Securities and Investment Practices
              b      ............  Investment Principles and Risks; Securities and Investment Practices
              c      ............  Who May Want to Invest; Investment Principles and Risks
   5          a      ............  Charter
              b      i...........  Charter
                     ii..........  Charter; Breakdown of Expenses
                     iii.........  Expenses; Breakdown of Expenses
              c      ............  Charter
              d      ............  Charter; Breakdown of Expenses
              e      ............  Charter; Breakdown of Expenses
              f      ............  Expenses; Breakdown of Expenses
              g      i...........  Charter
                     ii..........  *
             5A      ............  *
   6          a      i...........  Charter
                     ii..........  How to Buy Shares; How to Sell Shares; Investor Services; Transaction
                                   Details; Exchange Restrictions
                     iii.........  Charter
              b      ............  Charter
              c      ............  Transactions Details; Exchange Restrictions
              d      ............  Who May Want to Invest
              e      ............  Cover Page; How to Buy Shares; How to Sell Shares; Investor Services
            f, g     ............  Dividends, Capital Gains, and Taxes
              h      ............  Who May Want to Invest
   7          a      ............  Cover Page; Charter
              b      ............  How to Buy Shares; Transaction Details
              c      ............  Sales Charge Reductions and Waivers
              d      ............  How to Buy Shares
              e      ............  Breakdown of Expenses; Transaction Details
              f      ............  Expenses; Breakdown of Expenses
              g      ............  Expenses; Transaction Details
   8                 ............  How to Sell Shares; Investor Services; Transaction Details; Exchange
                                   Restrictions
   9                 ............  *
--------------
* Not Applicable




                          Fidelity Advisor Series VIII:
                       Fidelity Advisor Emerging Asia Fund
                            Institutional Prospectus
                              Cross Reference Sheet

     FORM N-1A
    ITEM NUMBER                                             PROSPECTUS SECTION
    -----------                                             ------------------
   1                 ............  Cover Page
   2          a      ............  Expenses
            b, c     ............  Contents; Who May Want to Invest
   3          a      ............  *
              b      ............  *
              c      ............  *
              d      ............  *
   4          a      i...........  Charter
                     ii..........  Investment Principles and Risks; Securities and Investment Practices
              b      ............  Investment Principles and Risks; Securities and Investment Practices
              c      ............  Who May Want to Invest; Investment Principles and Risks
   5          a      ............  Charter
              b      i...........  Charter
                     ii..........  Charter; Breakdown of Expenses
                     iii.........  Expenses; Breakdown of Expenses
              c      ............  Charter
              d      ............  Charter; Breakdown of Expenses
              e      ............  Charter; Breakdown of Expenses
              f      ............  Expenses; Breakdown of Expenses
              g      i...........  Charter
                     ii..........  *
             5A      ............  *
   6          a      i...........  Charter
                     ii..........  How to Buy Shares; How to Sell Shares; Investor Services; Transaction Details;
                                   Exchange Restrictions
                     iii.........  Charter
              b      ............  Charter
              c      ............  Transactions Details; Exchange Restrictions
              d      ............  Who May Want to Invest
              e      ............  Cover Page; How to Buy Shares; How to Sell Shares; Investor Services
            f, g     ............  Dividends, Capital Gains, and Taxes
              h      ............  Who May Want to Invest
   7          a      ............  Cover Page; Charter
              b      ............  How to Buy Shares; Transaction Details
              c      ............  Sales Charge Reductions and Waivers
              d      ............  How to Buy Shares
              e      ............  Breakdown of Expenses; Transaction Details
              f      ............  Expenses; Breakdown of Expenses
              g      ............  Expenses; Transaction Details
   8                 ............  How to Sell Shares; Investor Services; Transaction Details; Exchange Restrictions

   9                 ............  *
--------------
* Not Applicable


                          Fidelity Advisor Series VIII:
                       Fidelity Advisor Emerging Asia Fund
           Class A, Class T, Class B, Class C, and Institutional Class
                       Statement of Additional Information
                              Cross Reference Sheet


FORM N-1A ITEM NUMBER                   STATEMENT OF ADDITIONAL INFORMATION SECTION
---------------------                   -------------------------------------------
10..............................        Cover Page
11..............................        Table of Contents
12..............................        Description of the Trust
13 a-c..........................        Investment Policies and Limitations
     d..........................        Portfolio Transactions
14 a-c..........................        Trustees and Officers
15 a-c..........................        Trustees and Officers
16 a i..........................        FMR
     ii.........................        Trustees and Officers
     iii........................        Management Contract
   b............................        Management Contract
   c............................        Portfolio Transactions; Management Contracts;
                                        Contracts with FMR Affiliates
   d............................        Contracts with FMR Affiliates
   e............................        *
   f............................        Distribution and Service Plans
   g............................        *
   h............................        Description of the Trust
   i............................        Contracts with FMR Affiliates
17 a............................        Portfolio Transactions
   b............................        *
   c............................        Portfolio Transactions
   d............................        *
   e............................        *
18 a............................        Description of the Trust
   b............................        *
                                        Additional Purchase, Exchange, and Redemption
19 a............................        Information
                                        Valuation; Additional Purchase, Exchange, and
   b............................        Redemption Information
   c............................        *
20..............................        Distributions and Taxes
                                        Contracts with FMR Affiliates; Distribution and
21 a............................        Service Plans
     b..........................        *
     c..........................        *
22 a............................        *
     b..........................        *
23..............................        *
-------------
*Not Applicable


Please read this prospectus before        Fidelity Advisor
investing, and keep it on file for        Emerging Asia Fund
future reference. It contains
important information, including how
the fund invests and the services
available to shareholders.

To learn more about the fund and its
investments, you can obtain a copy of
the Statement of Additional               Class A, Class T, Class B, and
Information (SAI) dated February __,      Class C
1999. The SAI has been filed with the
Securities and Exchange Commission
(SEC) and is available along with         Fund ______ (Class A)
other related materials on the SEC's      Fund ______ (Class T)
Internet Web site                         Fund ______ (Class B)
(http://www.sec.gov). The SAI is          Fund ______ (Class C)
incorporated herein by reference
(legally forms a part of the
prospectus). For a free copy of the       A Fund of Fidelity Advisor Series VIII
document, contact Fidelity
Distributors Corporation (FDC), 82
Devonshire Street, Boston, MA 02109,
or your investment professional.

--------------------------------------
Mutual fund shares are not deposits or    Fidelity Advisor Emerging Asia Fund
obligations of, or guaranteed by, any     seeks long term growth of capital
depository institution. Shares are not    by investing primarily in equity
insured by the FDIC, Federal Reserve      and debt securities of Asian
Board or any other agency, and are        Emerging Market Insurers.
subject to investment risks including
possible loss of principal amount
invested.
--------------------------------------

LIKE ALL MUTUAL FUNDS, THESE              Prospectus
SECURITIES HAVE NOT BEEN APPROVED OR      February __, 1999
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                         (FIDELITY SYMBOL)
________ - pro-299                       Fidelity Investment[REGISTERED]
                                         82 Devonshire Street, Boston, MA  02109

Key Facts                             Who May Want to Invest
                                      Expenses Each class's sales charge (load) and its yearly operating expenses.

                                      Performance

The Fund in Detail                    Charter How the fund is organized.

                                      Investment Principles and Risks The
                                      fund's overall approach to investing.

                                      Breakdown of Expenses How operating costs are calculated and what they include.

Your Account                          Types of Accounts Different ways to set up
                                      your account, including tax-advantaged
                                      retirement plans.

                                      How to Buy Shares Opening an account and making additional investments.

                                      How to Sell Shares Taking money out and
                                      closing your account.

                                      Investor Services to help you manage your account.

                                      Dividends, Capital Gains, and Taxes
Shareholder and
Account Policies                      Transaction Details Share price
                                      calculations and the timing of purchases and redemptions.

                                      Exchange Restrictions

                                      Sales Charge Reductions and Waivers

Key Facts

Who May Want to Invest

Class A, Class T, Class B, and Class C shares are offered to investors who engage an investment professional for investment advice.

The fund may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.

This non-diversified fund is designed for investors seeking to target opportunities in emerging Asian markets. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

The value of the fund's investments varies from day to day, generally reflecting changes in market conditions, interest rates, and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page __, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, or 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.

The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact your investment professional to discuss which class is appropriate for you.

In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, your eligibility for a sales charge waiver or reduction, and the package of services provided to you by your investment professional and the overall costs of those services. In general, Class A shares have higher costs than Class T shares over a short holding period because Class A shares have a higher front-end sales charge, and Class A shares have lower costs than Class T shares over a longer holding period because Class A shares have lower 12b-1 fees. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced front-end sales charges available on Class A and Class T shares. If you are eligible for a front-end sales charge waiver on a purchase of both Class A and Class T shares, Class A shares generally will have lower costs than Class T shares because Class A shares have lower 12b-1 fees. However, you should evaluate the overall costs of purchasing Class A shares or Class T shares in the context of the package of services provided to you by your investment professional. See "Transaction Details," page __, and "Sales Charge Reductions and Waivers," page __, for sales charge reduction and waiver information.

If you prefer not to pay a front-end sales charge, you should consider Class B or Class C shares. While Class B and Class C shares are subject to higher ongoing costs than Class A or Class T shares, in general because of their higher 12b-1 fees, Class B and Class C shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. In general, Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over a maximum of six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Class A shares after a maximum of seven years. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, that purchase amounts of more than $1,000,000 generally will not be accepted for Class C shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. See "How to Buy Shares," page __,




                                       3A
for more information on the maximum purchase amount for Class C shares. If you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. See "Transaction Details," page __, for CDSC schedules and related information. Class B shares will automatically convert to Class A shares after a holding period of seven years. Class C shares do not convert to another class of shares. See "Transaction Details," page __, for conversion information.

Expenses

Shareholder transaction expenses are charges you may pay when you buy, sell, or exchange shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower front-end sales charges may be available with purchases of $50,000 or more. See "Transaction Details," page ___, for an explanation of how and when these charges apply.

A CDSC is imposed on Class B shares only if you redeem Class B shares within six years of purchase. A CDSC is imposed on Class C shares only if you redeem Class C shares within one year of purchase. See "Transaction Details," page ___, for information about the CDSC.


                               Class A   Class T    Class B    Class C

Maximum sales charge on
purchases (as a % of
offering price                 5.75%A    3.50%      None       None

Maximum CDSC (as a % of
the lesser of original
purchase price or
redemption proceeds)           NoneB     NoneB      5.00%C     1.00%D

Sales charge on reinvested
distributions                  None      None       None       None

Redemption Fee(short-term
trading fee) on initial
shares held less than
six months                     4%E       None       None       None

Annual account maintenance
fee (for accounts under
$2,500)                        $12.00    $12.00     $12.00     $12.00



A The sales charge is waived on Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc., as an open-end fund.

B A contingent deferred sales charge of 0.25% is assessed on certain redemptions of Class A and Class T shares on which a finder's fee was paid. See "Transaction Details," page __.

C Declines over 6 years from 5.00% to 0%.

D On Class C shares redeemed within 1 year of purchase.

E The fund will impose a 4% redemption fee on Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc. that are redeemed within 180 days after the effective date of the reorganization.

Annual operating expenses are paid out of the fund's assets. The fund pays a management fee to Fidelity Management & Research Company (FMR). It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

12b-1 fees for Class A, Class T, Class B, and Class C include a distribution fee and, for Class B and Class C, a shareholder service fee. Distribution fees are paid by each class to FDC for services and expenses in connection with the distribution of the applicable class's shares. Shareholder service fees are paid by Class B and Class C of the fund to FDC for services and expenses incurred in connection with providing personal service to and/or maintenance of Class B and Class C shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.

Each class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ___).

The following figures are based on estimated expenses of Class A, Class T, Class B, and Class C of the fund and are calculated as a percentage of average net assets of Class A, Class T, Class B, and Class C of the fund.

Emerging Asia

                              Class A   Class T    Class B    Class C

Management fee                   .74%A     .74%A      .74%A      .74%A

12b-1 fee (including 0.25%      0.25%     0.50%      1.00%      1.00%
Shareholder ervice fee for
Class B and Class C shares)

Other expenses                   .98%A    1.01A      1.01A      1.01%A
(after reimbursement
for Class T. B, and C)
                              -------------------------------------------

Total operating expenses        1.97%     2.25%      2.75%      2.75%


A Based on estimated expenses for the first year.



Expense Table Example: You would pay the following amount in total expenses on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption at the end of each time period. Total expenses shown below include your shareholder transaction expenses, such as the maximum front-end sales charge or CDSC, as applicable, and a class's annual operating expenses.


Emerging Asia

                               1 Year                  3 Years
                         (1)            (2)       (1)            (2)

Class A                  $76            $76       $116           $116
Class T                  $57            $57       $103           $103
Class B                  $78[A]         $28       $115[A]        $85
Class C                  $38[A]         $28       $85            $85
[A] Reflects deduction of applicable CDSC.

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.

FMR has voluntarily agreed to reimburse Class A, Class T, Class B and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed the following rates:

            Class  Effective  Class  Effective Class  Effective  Class Effective
            A      Date       T      Date      B      Date       C     Date

Emerging    2.00   2/__/99    2.25%  2/__/99   2.75%  2/__/99    2.75% 2/__/99
Asia Fund


If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, are expected to be the following amounts:


                           Other Expenses[A]                          Total Operating Expenses[A]
                      Class A   Class T   Class C   Class A      Class A    Class T    Class B    Class C

Emerging Asia Fund    +         1.11%     1.04%     1.11%        +          2.35%      2.78%      2.85%

[A] Based on estimated expenses for the first year.


+ Class A total operating expenses are expected to be less than the voluntary expense caps in effect during the fiscal year ended October 31, 1999.


The reimbursement agreement for Class A, Class T, Class B, and Class C will continue for a period of no more than 12 months following the reorganization of Fidelity Advisor Emerging Asia Fund, Inc.

Key Facts

Performance

Mutual fund performance is commonly measured as total return.

Performance history will be available for the fund after the fund has been in operation for six months.

Explanation of Terms

Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.

Other illustrations of fund performance may show moving averages over specified periods.

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.

Prior Performance of a Similar Fund

Because the fund was new when this prospectus was printed, it has no previous operating history. However, the fund is modeled after Fidelity Advisor Emerging Asia Fund, Inc., a closed-end fund which has the same investment objective and substantially similar investment policies. The comparable existing fund is referred to herein as the "Related Fund." It is expected that the Related Fund's net assets effectively will be transferred to the fund pursuant to the reorganization described below.

The Related Fund is managed by FMR or an affiliate, and has a substantially similar investment objective, policies, and strategies. The Related Fund, however, has different expenses.

Below you will find information about the prior performance of the Related Fund, not the performance of the fund offered through this prospectus. The performance data of the Related Fund is net of advisory fees and other expenses.

Although the fund has substantially similar investment objectives, policies, and strategies as the Related Fund, you should not assume that the fund offered through this prospectus will have the same performance as the Related Fund. For example, the fund's future performance may be greater or less than the performance of the Related Fund due to, among other things, differences in managing a closed-end fund compared to an open-end fund, and differences in sales charges, expenses, asset sizes and cash flows between the fund and the Related Fund. Class A, T, B, and C shares may have higher sales charges and may have higher total expenses than the Related Fund. Certain investors may be eligible for sales load waivers. Please see page __.

Mutual fund performance is commonly measured as total return. The total returns that follow are based on historical results of the Related Fund and do not reflect the effect of taxes.

FMR has managed the Related Fund since its inception on March 25, 1994. As of ____, 1998, the related Fund had $___ million in assets. The table below shows performance of the Related Fund over past periods. The charts in the Appendix, beginning on page __, present calendar year performance for the Related Fund compared to different measures, including a competitive funds average.



Related Fund [A]

                                   Average Annual Total Return*                      Cumulative Total Return*


                             Past 1 year             Life of fund+             Past 1 Year             Life of fund+

Fidelity Advisor Emerging      ______%                  ______%                  ______%                  ______%
Asia Fund, Inc. [B]


* All figures are for periods ending at the most recent calendar quarter end of the Related Fund (_____, 1998).

+ Life of fund figures are from commencement of operations (March 25, 1994).

[A] The fund offered through this prospectus assesses a 12b-1 fee, while the Related Fund does not. The fund offered through this prospectus may sell its shares with a front-end sales load or contingent deferred sales charge. Certain investors may be eligible for sales load waivers. Please see page __. The inclusion of any applicable sales charge and/or 12b-1 fees in a performance calculation produces a lower return.

[B] For the semi-annual period ended ______, 1998, the total annualized operating expenses for the Related Fund were ____%.

Charter

Emerging Asia Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 22, 1983.

The Reorganization. At an Annual Meeting of Stockholders on November 18, 1998, shareholders of Fidelity Advisor Emerging Asia Fund, Inc., a closed-end fund with the same investment objective and substantially similar investment policies as the fund approved a proposal to reorganize Fidelity Advisor Emerging Asia Fund, Inc., as an open-end fund. The reorganization will be accomplished by transferring the net assets of Fidelity Advisor Emerging Asia Fund, Inc., to the fund in exchange for Class A shares of the fund. As a result of the reorganization, the former stockholders of Fidelity Advisor Emerging Asia Fund, Inc. will receive these Class A shares of the fund in complete redemption of their shares of Fidelity Advisor Emerging Asia Fund, Inc.'s common stock.

The fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

The fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

FMR and Its Affiliates

Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for their operation.

The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.

Affiliates assist FMR with foreign investments:

 . Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
 . Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
 . Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. Currently, FIIA is primarily responsible for choosing investments for the fund.
 . Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), in London, England, serves as a sub-adviser for the fund.
 . Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund.

As of December 31, 1998, FMR advised funds having approximately __million shareholder accounts with a total value of more than $__ billion.

Peter Phillips is manager of the fund, which he has managed since inception. Mr. Phillips is also manager of Fidelity Funds Southeast Asia, which he has managed since November 1993. Mr. Phillips also manages Hong Kong Institutional Segregated Accounts and serves as director of Fidelity Investment Management (Hong Kong) Ltd. Previously, he managed the Fidelity Funds Australia Fund, the Fidelity Funds Hong Kong & China Fund, and Southeast Asian equities for Fidelity Pacific Fund. Mr. Phillips joined Fidelity in 1987.

Yosawadee Charnsethikul is associate portfolio manager of the fund. Ms. Charnsethikul is a Country Fund Manager for Fidelity Investments Management (Hong Kong) Ltd. Ms. Charnsethikul joined Fidelity Investments Management (Hong
Kong) Ltd. In 1992. She currently manages FLOR1, an institutional fund, Thailand International Fund, FID Thailand Fund, and FID Indonesia Fund.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for each class of the fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class


                                       10A
of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

Fidelity International Limited (FIL) is the parent company of FIIA, FIJ, and FIIA (U.K.) L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

Investment Principles and Risks

Emerging Asia Fund seeks long-term capital appreciation by investing primarily in equity and debt securities of Asian Emerging Market Issuers. FMR normally invests at least 65% of the fund's total assets in these securities.

Asian Emerging Market Issuers include issuers that (i) are organized under the laws of Asian Emerging Market Countries (defined below), (ii) regardless of where organized, and as determined by the FMR, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Asian Emerging Market Countries, (iii) have the primary trading market for their securities in an Asian Emerging Market Country or (iv) are governments, or their agencies or other political sub-divisions, of Asian Emerging Market Countries.

The Asian Emerging Market Countries in which the fund can invest include Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, the Peoples Republic of China, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam and any other emerging market country in the Asia region (including Burma, Laos and Cambodia).

The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the Emerging Asian markets as a whole.

Asian Emerging Market countries are in various stages of economic development. Each has unique risks. Most Asian economies are characterized by over-extension of credit, currency devaluations, rising unemployment, decreased exports, and economic recessions. Currency devaluations in any one country generally have a significant affect on the entire region. Recently, the markets in each Asian country have suffered significant down-turns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. Although the Fund intends to invest principally in equity securities, it may also invest in debt securities issued or guaranteed by Asian Emerging Market Issuers. Under normal market conditions, no more than 35% of the fund's total assets may be invested in such debt securities. These debt securities may be unrated or rated below investment grade.

Up to 35% of the fund's total assets may be invested in (i) securities of companies (other than companies meeting the definition of Asian Emerging Market Issuers, as defined above), regardless of where organized, including Japan, which FMR believes derives, or will derive, a significant portion of their revenues or profits from business in Asian countries generally, or (ii) debt securities of governments, or their agencies or other political subdivisions (other than entities meeting the definition of an Asian Emerging Market Issuer) of Asian countries.

The value of the fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on the bond's quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because a substantial portion of the fund's investments are denominated in foreign currencies, changes in the value of currencies can significantly affect the fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's exposure to any currency.



                                       11A

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.

FMR normally invests the fund's assets according to its investment strategy. The fund may invest in short-term debt securities and money market instruments for cash management purposes. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Securities and Investment Practices

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.

Equity Securities may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

Restrictions: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P) or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to less than 35% of its total assets.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

Debt Ratings

                              Moody's      Standard &
                             Investors       Poor's
                              Service
                              Rating         Rating
Investment Grade

Highest quality               Aaa            AAA

High quality                  Aa             AA

Upper-medium                  A              A
grade

Medium grade                  Baa            BBB

Lower Quality

Moderately                    Ba             BB
speculative

Speculative                   B              B

Highly speculative            Caa            CCC

Poor quality                  Ca             CC

Lowest quality, no            C              C
interest

In default, in arrears        -              D



Refer to the fund's SAI for a more complete discussion of these ratings.

The fund does not necessarily rely on the ratings of Moody's or S&P to determine compliance with its debt quality policy.

Exposure to Emerging Markets. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight is generally less than in more developed markets. Emerging market economies may be subject to greater social, economic, regulatory, and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Repurchase Agreements. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Foreign Repurchase Agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

Adjusting Investment Exposure. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Direct Debt. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.

Illiquid and Restricted Securities. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.

Restrictions: The fund may not invest more than 15% of its assets in illiquid securities.

Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.

Other Instruments may include securities of closed-end investment companies and real estate-related instruments.

Cash Management. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts




                                       13A
managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

Diversification. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.

Restrictions: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.

The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Restrictions: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Lending securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.

Restrictions: Loans, in the aggregate, may not exceed 33 1/3% of the fund's total assets.

Fundamental Investment Policies and Restrictions Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

Emerging Asia Fund seeks long-term capital appreciation.

The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

Breakdown of Expenses

Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The fund pays a management fee to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays other expenses, which are explained on page __.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a class's expenses and boost its performance.

Management Fee

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For _______ 1998, the group fee rate was __%. The individual fund fee rate is 0.45%.

FMR has sub-advisory agreements with four affiliates: FMR U.K., FMR Far East, FIJ and FIIA. FIIA in turn has a sub-advisory agreement with FIIA (U.K.) L. These sub-advisers are compensated for providing FMR with investment research




                                       14A
and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services.

Other Expenses

While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.

FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for each class of the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for each class of the fund, maintains the general accounting records for the fund, and administers the securities lending program for the fund.

The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.

Class A and Class T shares of the fund have adopted a Distribution and Service Plan. Under the plan, Class A and Class T of the fund are authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class A and Class T shares. Class A and Class T of the fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A and Class T the fund currently pay FDC a monthly distribution fee at an annual rate of 0.25% and 0.50%, respectively, of its average net assets throughout the month. Class A and Class T distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class A and Class T shareholders to do so.

Up to the full amount of the Class A and Class T distribution fees may be reallowed to investment professionals, as compensation for their services in connection with the distribution of Class A and Class T shares and for providing support services to Class A and Class T shareholders, based upon the level of such services provided. These services may include, without limitation, answering investor inquiries regarding the fund; providing assistance to investors in changing dividend options, account designations, and addresses; performing subaccounting and maintaining Class A and Class T shareholder accounts; processing purchase and redemption transactions, including automatic investment and redemption of investor account balances; providing periodic statements showing an investor's account balance and integrating other transactions into such statements; and performing other administrative services in support of the shareholder.

Class B shares of the fund have adopted a Distribution and Service Plan. Under the plans, Class B of the fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. Class B of the fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of the fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to each Class B plan, Class B of the fund pays FDC a monthly service fee at an annual rate of 0.25% of Class B's average net assets throughout the month. Up to the full amount of the Class B service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

Class C shares of the fund have adopted a Distribution and Service Plan. Under the plan, Class C of the fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C of the fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C of the fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.

In addition, pursuant to the Class C plan, Class C of the fund pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.

For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of



                                       15A
investment and thereafter, up to the full amount of the Class C distribution fee and Class C service fee paid by such shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

The Class A, Class T, Class B, and Class C plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of the applicable class's shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of the applicable class's shares. Currently, the Board of Trustees has authorized such payments.

The fund's portfolio turnover rate will vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

Types of Accounts

When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed below.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.

If you have selected Fidelity Advisor funds as an investment option through an insurance company group pension program, please contact the provider directly.


Ways to Set Up Your Account

Retirement
For tax-advantaged retirement savings

Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.

 .  Traditional Individual Retirement Accounts (IRAs) allow individuals under age
   70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.

 . Roth IRAs allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.

 . Roth Conversion IRAs allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.


Individual or Joint Tenant
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

 . Rollover IRAs help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.

 . 401(k) Plans, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.

 . Keogh Plans are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.

 . SIMPLE IRAs provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.

Your Account


 . Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

 . Salary Reduction SEP-IRAs (SARSEPs) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.

--------------------------------------------------------------------------------
Gifts or Transfers to a Minor (UGMA, UTMA)

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA). Contact your investment professional.
--------------------------------------------------------------------------------
Trust

For money being invested by a trust

The trust must be established before an account can be opened.
--------------------------------------------------------------------------------
Business or Organization

For investment needs of corporations, associations, partnerships, or other groups

Contact your investment professional.


How to Buy Shares

The price to buy one share of each class is the class's offering price or the class's net asset value per share (NAV), depending on whether you pay a front-end sales charge. If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc., will not be subject to a front-end sales charge. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV. See "Transaction Details," page __, and "Sales Charge Reductions and Waivers," page __, for explanations of how and when the sales charge and waivers apply.

For Class B and Class C, the price to buy one share is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. See "Transaction Details," page __, for information on how the CDSC is calculated.

Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your order is received in proper form. Each class's offering price and NAV, as applicable, are normally calculated each business day at 4:00 p.m. Eastern time.

Short-term or excessive trading into and out of the fund may harm fund performance by disrupting portfolio management strategies and by increasing fund expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in a fund or other Fidelity funds, and accounts under common ownership or control.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.

Share certificates are not available for Class A, Class T, Class B, or Class C shares.

If you are new to the Fidelity Advisor funds, complete and sign an account application and mail it along with your check. If there is no account application accompanying this prospectus, call your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001.

If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.

If you already have money invested in a Fidelity Advisor fund, you can:

 . Mail an account application with a check,

 . Place an order and wire money into your account, or

 . Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or

 . Contact your investment professional.

[Confirm all investment amounts with Marketing.]


Minimum Investments

To Open an Account                                $2,500


                                       18A

For certain Fidelity Advisor retirement accounts*   $500

Through regular investment plans**                $1,000

To Add to an Account                                $250

For certain Fidelity Advisor retirement accounts*   $100

Through regular investment plans**                  $100


Minimum Balance                                   $1,000

For certain Fidelity Advisor retirement accounts  $None

*These lower minimums apply to Fidelity Advisor Traditional IRA, Roth IRA, Roth Conversion IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

**An account may be opened with a minimum of $1,000, provided that a regular investment plan is established at the time the account is opened. For more information about regular investment plans, please refer to "Investor Services," page __.

There is no minimum account balance or initial or subsequent investment minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.

Investment and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

Purchase amounts of more than $250,000 will not be accepted for Class B shares.

Purchase amounts of more than $1 million will not be accepted for Class C shares. This limit does not apply to purchases of Class C shares made by an employee benefit plan.

For further information on opening an account, please consult your investment professional or refer to the account application.


                                   To Open an Account                                To Add to an Account
-----------------------------------------------------------------------------------------------------------------------------------

Phone                              . Contact your investment professional or, if     . Contact your investment professional or,
your investment professional         you are investing through a broker-dealer or      if you are investing through a broker-
                                     insurance representative, call 1-800-522-         dealer or insurance representative, call
[PICTURE OF PHONE]                   7297. If you are investing through a bank         1-800-522-7297. If you are investing
                                     representative, call 1-800-843-3001.              through a bank representative, call 1-800-
                                                                                       843-3001.
                                   . Exchange from the same class of another
                                     Fidelity Advisor fund or from another           . Exchange the same class of another
                                     Fidelity fund account with the same               Fidelity Advisor fund or from another
                                     registration, including name, address, and        Fidelity fund account with the same
                                     taxpayer ID number.                               registration, including name, address, and
                                                                                       taxpayer ID number.

-----------------------------------------------------------------------------------------------------------------------------------
Mail                               . Complete and sign the account application.     .  Make your check payable to the complete
[PICTURE OF MAIL]                    Make your check payable to the complete           name of the fund of your choice and note
                                     name of the fund of your choice and note          the applicable class. Indicate your fund
                                     the applicable class. Mail to the address         account number on your check and mail to
                                     indicated on the application.                     the address printed on your account
                                                                                       statement.

                                                                                    . Exchange by mail: call your investment
                                                                                      professional for instructions.

-----------------------------------------------------------------------------------------------------------------------------------
In Person                          . Bring your account application and check       . Bring your check to your investment
[PICTURE OF HAND HOLDING PAPER]      to your investment professional.                 professional.

-----------------------------------------------------------------------------------------------------------------------------------
Wire                               . Not available                                  . Wire to:
[PICTURE OF WIRE]                                                                              Banker's Trust Co.
                                                                                               Routing # 021001033
                                                                                               Fidelity DART Depository
                                                                                               Account # 00159759
                                                                                      FBO: (Account name)
                                                                                           (Account number)
                                                                                      Specify the complete name of the fund of
                                                                                      your choice, note the applicable class, and
                                                                                      include your account number and your
                                                                                      name.
-----------------------------------------------------------------------------------------------------------------------------------
Automatically                      . Not available.                                 . Use Fidelity Advisor Systematic
[PICTURE OF GRAPH]                                                                    Investment Program. Sign up for this
                                                                                      service when opening your account, or
                                                                                      call your investment professional to begin
                                                                                      the program.




Your Acount

How to Sell Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

The price to sell one share of each Class is the class's NAV, minus any applicable CDSC. Please note that if you sell Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc., within 180 days after the effective date of the reorganization, the fund will deduct a redemption fee equal to 4% of the value of the shares being redeemed.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the redemption fee, if applicable, or any applicable CDSC. Each class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages.

To sell shares in a Fidelity Advisor retirement account, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open (account minimum balances do not apply to retirement and Fidelity Defined Trust accounts).

To sell shares by bank wire, you will need to sign up for this service in advance.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 . You wish to redeem more than $100,000 worth of shares, . Your account registration has changed within the last 30 days, . The check is being mailed to a different address than the one on your account
(record address),
 . The check is being made payable to someone other than the account owner, . The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration,
 . You wish to set up the bank wire feature or . You wish to have redemption proceeds wired to a non-predesignated bank account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

 . Your name,
 . The fund's name,
 . The applicable class name,
 . Your fund account number,
 . The dollar amount or number of shares to be redeemed, signed certificates (if previously issued), and
 . Any other applicable requirements listed in the following table.

Deliver your letter to your investment professional, or mail it to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH  45277-0081

Unless otherwise instructed, Fidelity will send a check to the record address.


Your Account

                                   Account Type                                      Special Requirements
-----------------------------------------------------------------------------------------------------------------------------------
Phone your investment              All account types except retirement               . Maximum check request: $100,000.
professional
[PICTURE OF PHONE]

                                   All account types                                 . You may exchange to the same class of
                                                                                       other Fidelity Advisor funds or to other
                                                                                       Fidelity funds if both accounts are
                                                                                       registered with the same name(s), address,
                                                                                       and taxpayer ID number.
-----------------------------------------------------------------------------------------------------------------------------------
Mail or in Person                  Individual, Joint Tenant, Sole Proprietorship,    . The letter of instruction (with signature
[PICTURE OF ENVELOPE]              UGMA, UTMA                                          guarantee) must be signed by all persons
[PICTURE OF HAND HOLDING PAPER]                                                        required to sign for transactions, exactly as
                                                                                       their names appear on the account and
                                                                                       sent to your investment professional.

                                   Retirement account                                . The account owner should complete a
                                                                                       retirement distribution form. Contact your
                                                                                       investment professional or, if you
                                                                                       purchased your shares through a broker-
                                                                                       dealer or insurance representative, call 1-
                                                                                       800-522-7297. If you purchased your
                                                                                       shares through a bank representative, call
                                                                                       1-800-843-3001.

                                   Trust                                             . The trustee must sign the letter indicating
                                                                                       capacity as trustee. If the trustee's name is
                                                                                       not in the account registration, provide a
                                                                                       copy of the trust document certified within
                                                                                       the last 60 days.

                                   Business or Organization                          . At least one person authorized by corporate
                                                                                       resolution to act on the account must sign
                                                                                       the letter.

                                   Executor, Administrator,                          . For instructions, contact your investment
                                   Conservator/Guardian                                professional or, if you purchased your
                                                                                       shares through a broker-dealer or insurance
                                                                                       representative, call 1-800-522-7297. If you
                                                                                       purchased your shares through a bank
                                                                                       representative, call 1-800-843-3001.

-----------------------------------------------------------------------------------------------------------------------------------
Wire                               All account types except retirement               . You must sign up for the wire feature
[PICTURE OF WIRE]                                                                      before using it. To verify that it is in
                                                                                       place, contact your investment professional
                                                                                       or, if you purchased your shares through a
                                                                                       broker-dealer or insurance representative,
                                                                                       call 1-800-522-7297. If you purchased
                                                                                       your shares through a bank representative,
                                                                                       call 1-800-843-3001. Minimum wire:
                                                                                       $500

                                                                                       Your wire redemption request must be
                                                                                       received in proper form by the transfer
                                                                                       agent before 4:00 p.m. Eastern time for
                                                                                       money to be wired on the next business
                                                                                       day.

-----------------------------------------------------------------------------------------------------------------------------------

Your Account

Investor Services

Fidelity Advisor funds provide a variety of services to help you manage your account.

Information Services

Statements and reports that Fidelity sends to you include the following:

 . Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
 . Account statements (quarterly)
 . Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call your investment professional if you need additional copies of financial reports and prospectuses.

Transaction Services

Exchange privilege. You may sell your Class A or Class T shares and buy the same class of shares of other Fidelity Advisor funds or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund by telephone or in writing. You may sell your Class B shares and buy Class B shares of other Fidelity Advisor funds or Advisor B Class shares of Treasury Fund by telephone or in writing. You may sell your Class C shares and buy Class C shares of other Fidelity Advisor funds or Advisor C Class shares of Treasury Fund by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with their purchase.

Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended, revoked, or subject to a redemption fee, see "Exchange Restrictions," on page __.

Fidelity Advisor Systematic Withdrawal Program lets you set up periodic redemptions from your Class A, Class T, Class B or Class C account. Accounts with a value of $10,000 or more in Class A, Class T, Class B or Class C shares are eligible for this program. Aggregate redemptions per 12-month period from your Class B account may not exceed 10% of the account value and are not subject to a CDSC. Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A and Class T shares on a regular basis.

One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.

Regular Investment Plans

-------------------------------------------------------------------------------
Fidelity Advisor Systematic Investment Program

To move money from your bank account to a Fidelity Advisor fund
-------------------------------------------------------------------------------


Minimum        Minimum        Frequency                Setting up or changing
Initial        Additional     Monthly, bimonthly,      . For a new account, complete the appropriate section on the application.
$100           $100           quarterly,
                              or semi-annually         . For existing accounts, call your investment professional for an application.

                                                       . To change the amount or frequency of your investment, contact your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-
                                                         7297. If you purchased your shares through a bank representative, call
                                                         1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date (20 business days if you purchased your shares through a bank).

To direct distributions from a Fidelity Defined Trust to Class T of a Fidelity Advisor fund
-----------------------------------------------------------------------------------------------------------------------------------
Minimum        Minimum                                 Setting up or changing
Initial        Additional                              . For a new or existing account, ask your investment professional for the
Not            Not                                       appropriate enrollment form.
Applicable     Applicable
                                                       . To change the fund to which your distributions are directed, contact your investment professional for instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity Advisor Systematic Exchange Program

To move money from a Fidelity money market fund or a Fidelity Advisor fund to another Fidelity Advisor fund
-----------------------------------------------------------------------------------------------------------------------------------
Minimum                       Frequency                Setting up or changing
$100                          Monthly, quarterly,      . To establish, call your investment professional after both accounts are
                              semi-annually, or          opened.
                              annually
                                                       . To change the amount or frequency of your investment, contact your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-
                                                         7297. If you purchased your shares through a bank representative, call
                                                         1-800-843-3001.

                                                       . The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum of $1,000.

                                                       . Both accounts must have the same registrations and taxpayer ID numbers.

                                                       . Call at least 2 business days prior to your next scheduled exchange date.



Shareholder and Account Policies

Dividends, Capital Gains, and Taxes

The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

Distribution Options

When you open an account, specify on your account application how you want to receive your distributions. The fund offers four options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

4. Directed Dividends Program. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.

If you select distribution option 2, 3 or 4, and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call your investment professional directly or if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge. If you direct Class A or Class T distributions to a fund with a front-end sales charge, you will not pay a sales charge on those purchases.

When a class deducts a distribution from its NAV, the reinvestment price is the class's NAV at the close of business that day. Distribution checks will be mailed within seven days or longer for a December ex-dividend date.

Taxes

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

Taxes on distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.

Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

Taxes on transactions. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.

You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a dividend." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

Currency considerations. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

Effect of foreign taxes. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction



                                       25A
for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.

Transaction Details

The fund is open for business each day the New York Stock Exchange (NYSE) is open. FSC normally calculates each class's NAV and offering price, as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

A class's NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.

The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The offering price of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price for Class T has a maximum front-end sales charge of 3.50% of the offering price.

Sales Charges and Investment Professional
Concessions - Class A

                                  Sales Charge:

                              As a % of           As an           Investment
                              Offering         approximate       Professional
                                Price            % of Net          Concession
                                                Amount             as % of
                                                Invested          Offering
                                                                   Price

Up to $49,999                 5.75%            6.10%               5.00%

$50,000 to $99,999            4.50%            4.71%               3.75%

$100,000 to $249,999          3.50%            3.63%               2.75%

$250,000 to $499,999          2.50%            2.56%               2.00%

$500,000 to $999,999          2.00%            2.04%               1.75%

$1,000,000 to $24,999,999     1.00%            1.01%               0.75%

$25,000,000 or more           None*            None*               *

Sales Charges and Investment Professional
Concessions - Class T

                                 Sales Charge:

                              As a % of           As an           Investment
                              Offering         approximate       Professional
                                Price            % of Net          Concession
                                                Amount             as % of
                                                Invested          Offering
                                                                   Price

Up to $49,999                 3.50%            3.63%               3.00%

$50,000 to $99,999            3.00%            3.09%               2.50%

$100,000 to $249,999          2.50%            2.56%               2.00%

$250,000 to $499,999          1.50%            1.52%               1.25%

$500,000 to $999,999          1.00%            1.01%               0.75%

$1,000,000 or more            None*            None*               *

* See section entitled Finder's Fee.

Finder's Fee. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount.

Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.

                                       26A

Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.

With respect to employee benefit plans, the Class A or Class T CDSC does not apply to the following types of redemptions; (i) plan loans or distributions or
(ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2. Your investment professional should advise Fidelity at the time your redemption order is placed if you qualify for a waiver of the Class A or Class T CDSC.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

Contingent Deferred Sales Charge. Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:


 From Date of Purchase                                  Contingent
                                                         Deferred
                                                       Sales Charge

Less than 1 year                                            5%

1 year to less than 2 years                                 4%

2 years to less than 3 years                                3%

3 years to less than 4 years                                3%

4 years to less than 5 years                                2%

5 years to less than 6 years                                1%

6 years to less than 7 years A                              0%

A After a holding period of seven years, Class B shares will convert automatically to Class A shares of the same Fidelity Advisor fund. See "Conversion Feature" below for more information.

When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally purchased.

Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

Conversion Feature. After a holding period of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares, convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.

Reinstatement Privilege. If you have sold all or part of your Class A, Class T, Class B or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or any of the other Fidelity Advisor funds, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class A, Class T, Class B or Class C shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B or Class C shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC holding period schedule, the holding period of your Class A, Class T, Class B or Class C shares will continue as if the shares had not been redeemed.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the



                                       28A
investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

If you are unable to reach Fidelity by phone (for example, during periods of unusual market activity), consider placing your order by mail.

The fund reserves the right to suspend the offering of shares for a period of time.

When you place an order to buy shares, your shares will be purchased at the next offering price or NAV, as applicable, calculated after your order is received in proper form. Note the following:

 . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 . Fidelity does not accept cash.
 . When making a purchase with more than one check, each check must have a value of at least $50.
 . The fund reserves the right to limit the number of checks processed at one time.
 . If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Automated Purchase Orders. Class A, Class T, Class B or Class C shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.

Confirmed Purchases. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your order is received in proper form, minus the redemption fee, if applicable, or any applicable CDSC. Note the following:

 . Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
 . The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
 . Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 . You will not receive interest on amounts represented by uncashed redemption checks.

A redemption fee of 4% will be deducted from the redemption amount if you sell any Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc., within 180 days after the effective date of the reorganization. This fee is paid to the fund, rather than Fidelity, and is designed to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by the potentially high level of redemptions that may occur after the reorganization.

The redemption fee, if applicable, is charged on exchanges out of the fund. The redemption fee, if applicable, will also apply to shares redeemed from the fund either pursuant to the Fidelity Advisor Systematic Exchange program or the Fidelity Advisor Systematic Withdrawal Program. The redemption fee will apply only to Class A shares received in connection with the reorganization and does not apply to any shares purchased after the reorganization.

Fidelity reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.

                                       29A

Your Account - continued

If your non-retirement account balance falls below $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the redemption fee, if applicable, or any applicable CDSC, on the day your account is closed.

Fidelity may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services.

FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

Exchange Restrictions

As a shareholder, you have the privilege of exchanging Class A, Class T, Class B, or Class C shares of the fund for the same class of shares of other Fidelity Advisor funds; Class A or Class T shares for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund; Class B shares for Advisor B Class shares of Treasury Fund; and Class C shares for Advisor C Class shares of Treasury Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund. However, you should note the following:

 . The fund or class you are exchanging into must be available for sale in your state.
 . You may only exchange between accounts that are registered in the same address and taxpayer identification number.
 . Before exchanging into a or class, read its prospectus.
 . Exchanges may have tax consequences for you.
 . Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 . The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 . The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
 . Any exchanges of Class A, Class T, Class B, or Class C shares are not subject to a CDSC.
 . If you exchange Class A shares received in connection with the reorganization of Fidelity Advisor Emerging Asia fund, Inc., within 180 days after the effective date of the reorganization, you will pay a redemption fee equal to 4% of the value of the shares redeemed.

Although the fund will attempt to give you prior notice whenever reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 1.00% of the amount exchanged. Check the fund's prospectus for details.

Sales Charge Reductions and Waivers

If your purchase qualifies for one of the following sales charge reduction plans, the front-end sales charge will be reduced for purchases of Class A/Class T shares according to the Sales Charge schedule shown on page __. Please refer to the fund's SAI for more details about each plan or call your investment professional.

If you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

Your purchases and existing balances of Class A, Class T, Class B, and Class C shares may be included in the following programs for purposes of qualifying for a Class A or Class T front-end sales charge reduction.

Quantity Discounts apply to purchases of Class A or Class T shares of a single Fidelity Advisor fund or to combined purchases of (i) Class A, Class T, Class B, and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund. The minimum investment eligible for a quantity discount is $50,000 .

To qualify for a quantity discount, investing in the fund's Class __ shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares are purchased through one investment professional and the total is at least $50,000

Rights of Accumulation let you determine your front-end sales charge on Class A and Class T shares by adding to your new purchase of Class A and Class T shares

                                       30A
the value of all of the Fidelity Advisor fund Class A, Class T, Class B, and Class C shares held by you, your spouse, and your children under age 21. You can also add the value of Advisor B Class shares and Advisor C Class shares of Treasury Fund and Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.

A Letter of Intent (the Letter) lets you receive the same reduced front-end sales charge on purchases of Class A and Class T shares made during a 13-month period as if the total amount invested during the period had been invested in a single lump sum. (see Quantity Discounts above.) Purchase of Class B and Class C shares during the 13-month period will count toward the completion of your Letter. You must file your non-binding Letter with Fidelity within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, Class A or Class T shares equal to 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed Class A and Class T shares. Reinvested income and capital gain distributions do not count toward the completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter, and in such a case, sufficient escrowed Class A or Class T shares will be redeemed to pay any applicable front-end sales charges.

A front-end sales charge will not apply to the following Class A shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;

4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plan assets do not qualify for this waiver;

5. Purchased for (i) an employee benefit plan that has $25 million or more in plan assets or (ii) an employee benefit plan that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and upon meeting certain criteria, subsequently requires the plan to invest in Class A shares;

6. Purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received in proper form by FIIOC; or

7. Shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc.

A front-end sales charge will not apply to the following Class T shares:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan, except certain small employer retirement plans;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;

9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;


                                       31A

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;

12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

14. Purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income; or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received in proper form by FIIOC.

You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the fund's SAI.

If you are investing through an insurance company separate account, if your are investing through a trust department, if you are investing through an account managed by a broker-dealer, or if you have authorized an investment adviser to make investment decisions for you, you may qualify to purchase Class A shares without a sales charge (as described in (1), (2), (3) and (4), above), Class T shares without a sales charge (as described in (1), (2), (3) and (4) above), or Institutional Class shares. Because Institutional Class shares have no sales charge and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, or Class C shares. Contact your investment professional to discuss if you qualify.



The CDSC on Class B and Class C shares may be waived:

15. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;

16. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 which are permitted without penalty pursuant to the Internal Revenue Code;

17. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program.

18. (Applicable to Class C only) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the fund's SAI.

Your investment professional should call Fidelity for more information.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

Fidelity, Fidelity Investments, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp. Portfolio Advisory Services and Fidelity Advisor Funds are servicemarks of FMR Corp.

                                    Appendix


Calendar Year Performance for Related Fund

Set forth below are charts presenting the calendar year performance of the Related Fund since its inception. You should not assume that the fund will have the same future performance as the Related Fund. The Related Fund is managed as a closed-end fund, whereas the fund is an open-end fund. Also, the Related Fund has a different cost structure than the fund offered through this prospectus. The performance of the Related Fund does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund or the Related Fund.



Fidelity Advisor Emerging Asia Fund, Inc.

Calendar year total returns                 1994         1995          1996         1997        1998

Fidelity Advisor Emerging                   _____%       _____%        _____%       _____%      _____%
Asia Fund, Inc.

MSCI Combined All-Country                   _____%       _____%        _____%       _____%      _____%
Asia Free Ex-Japan Index

Lipper ________ Funds                       _____%       _____%        _____%       _____%      _____%
Average

Consumer Price Index                        _____%       _____%        _____%       _____%      _____%







                    [CALENDAR YEAR TOTAL RETURN BAR CHART]

Shareholder and Account Policies

The competitive funds average is the fund's Lipper Funds Average which reflects the performance of mutual funds with similar investment objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

The competitive funds averages are the ____.

As of _____, 1998, the Lipper _________ Funds Average reflected the performance of ___ mutual funds with similar investment objectives.

Morgan Stanley Capital International All-Country Asia Free Ex-Japan Index is an unmanaged index that is designed to represent the performance of ________________. The index may be compiled in two ways: a market capitalization weighted (cap-weighted) and a gross domestic product weighted (GDP-weighted) version. As of _____, 1998, the cap-weighted index included over _____ equity securities of companies domiciled in __ countries, and the GDP-weighted index included over ____ equity securities of companies domiciled in ___ countries.

Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

The Consumer Price Index is a widely recognized measure of inflation calculated by the U.S. Government.

Please read this prospectus before        FIDELITY ADVISOR
investing, and keep it on file for        EMERGING ASIA FUND
future reference. It contains
important information, including how      INSTITUTIONAL CLASS
the fund invests and the services
available to shareholders.
                                          FUND _____ (INSTITUTIONAL CLASS)
To learn more about the fund and its
investments, you can obtain a copy        A FUND OF FIDELITY ADVISOR SERIES VIII
of the Statement of Additional
Information (SAI) dated February __,      FIDELITY ADVISOR EMERGING ASIA FUND
1999. The SAI has been filed with         seeks long-term growth of capital by
the Securities and Exchange               investing primarily in equity and
Commission (SEC) and is available         debt securities of Asian Emerging
along with other related materials        Market Issuers.
on the SEC's Internet Web site
(http://www.sec.gov). The SAI is          PROSPECTUS
incorporated herein by reference          February __, 1999
(legally forms a part of the
prospectus). For a free copy of the
document, contact Fidelity
Distributors Corporation (FDC), 82
Devonshire Street, Boston, MA 02109,
or your investment professional.



------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS
OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES
ARE NOT INSURED BY THE FDIC, FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY,
AND ARE SUBJECT TO INVESTMENT RISKS
INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
------------------------------------


LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.


___-PRO-299                               (FIDELITY SYMBOL)
                                          FIDELITY INVESTMENTS(REGISTERED)
                                          82 Devonshire Street
                                          Boston, MA  02109

CONTENTS

KEY FACTS                       WHO MAY WANT TO INVEST

                                EXPENSES Institutional Class's yearly
                                operating expenses.

                                PERFORMANCE

THE FUND IN DETAIL              CHARTER How the fund is organized.

                                INVESTMENT PRINCIPLES AND RISKS The fund's overall approach to investing.

                                BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                    TYPES OF ACCOUNTS Different ways to set up
                                your account, including tax-advantaged
                                retirement plans.

                                HOW TO BUY SHARES Opening an account and making additional investments.

                                HOW TO SELL SHARES Taking money out and
                                closing your account.

                                INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND                 DIVIDENDS, CAPITAL GAINS, AND TAXES
ACCOUNT POLICIES                TRANSACTION DETAILS Share price calculations
                                and the timing of purchases and redemptions.

                                EXCHANGE RESTRICTIONS

KEY FACTS

WHO MAY WANT TO INVEST
Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;

2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

5. Fidelity Trustees and employees.

For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the fund's SAI.

The fund may be appropriate for investors who want to pursue their investment goals in markets outside the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.

This non-diversified fund is designed for investors seeking to target opportunities in emerging Asian markets. Non-diversified funds may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.

The value of the fund's investments varies from day to day, generally reflecting changes in market conditions, interest rates, and other company, political, and economic news both here and abroad. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

The fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.

The fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a distribution fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. For example, because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, or Class C shares.

You may obtain more information about Class A, Class T, Class B, and Class C shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, or 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Institutional Class shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page __, for an explanation of how and when these charges apply.

Sales charge on purchases and reinvested distributions           None

Deferred sales charge on redemptions                             None

Annual account maintenance fee (for accounts under $2,500)       $12.00

ANNUAL OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to Fidelity Management & Research Company (FMR). The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page ___).



                                       3A

The following figures are based on estimated expenses of Institutional Class of the fund and are calculated as a percentage of average net assets of Institutional Class of the fund.

Emerging Asia

Management fee                                                      .74%
12b-1 fee (Distribution Fee)                                       None
Other expenses [(after reimbursement)]                               %[A]
                                                               --------------
TOTAL OPERATING EXPENSES                                               %

[A]BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.

EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Institutional Class shares of a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and Institutional Class's annual operating expenses.

Emerging Asia
                       1 Year   3 Years
Institutional Class    $        $

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.

FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.75%.

[EDIT AS APPROPRIATE (INCLUDE ONLY IF EXPENSES ARE EXPECTED TO REACH CAPS): If this agreement was not in effect, other expenses and total operating expenses, as a percentage of average net assets, are expected to be ___% and ___%, respectively.]

The reimbursement agreement for Institutional Class will continue for a period of no more than 12 months following the reorganization.

PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN.

Performance history will be available for the fund after the funds have been in operation for six months.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Other illustrations of fund performance may show moving averages over specified periods.

The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.

PRIOR PERFORMANCE OF A SIMILAR FUND

Because the fund was new when this prospectus was printed, it has no previous operating history. However, the fund is modeled after Fidelity Advisor Emerging Asia Fund, Inc., which has the same investment objective and substantially similar investment policies. The comparable existing fund is referred to herein as the "Related Fund." It is expected that the Related Fund's net assets effectively will be transferred to the fund pursuant to the reorganization described below.

The Related Fund is managed by FMR or an affiliate, and has a substantially similar investment objective, policies, and strategies The Related Fund, however, has different expenses.

Below you will find information about the prior performance of the Related Fund, not the performance of the fund offered through this prospectus. The performance data of the Related Fund is net of advisory fees and other expenses.

Although the fund has substantially similar investment objectives, policies, and strategies as the Related Fund, you should not assume that the fund offered through this prospectus will have the same performance as the Related Fund. For example, a fund's future performance may be greater or less than the performance of the Related Fund due to, among other things, differences in managing a closed end fund compared to an open-end fund, and differences in sales charges, expenses, asset sizes and cash flows between the fund and the Related Fund. Certain investors may be eligible for sales load waivers. Please see page __.

Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical results of the Related Fund and do not reflect the effect of taxes.

FMR has managed the Related Fund since its inception on March 25, 1994. As of ____, 1998, the related Fund had $___ million in assets. The table below shows performance of the Related Fund over past periods. The charts in the Appendix, beginning on page __, present calendar year performance for the Related Fund compared to different measures, including a competitive funds average.

 .........................................................................................................................
RELATED FUND
                                    Average Annual Total Return*                Cumulative Total Return*

                           Past 1 year                 Life of fund+   Past 1 year                       Life of fund+

Fidelity Advisor              ____%                        _____%         ____%                             ______%
Emerging Asia Fund, Inc.
[A]

* All figures are for periods ending at the most recent calendar quarter end of the Related Fund (_____, 1998).


+ Life of fund figures are from commencement of operations (March 25, 1994).

[A] For the semi-annual period ended ________, 1998, the total annualized operating expenses for the Related Fund were ____%.

YOUR ACCOUNT

CHARTER

EMERGING ASIA FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a non-diversified fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust on September 22, 1983.

THE REORGANIZATION. At an Annual Meeting of Stockholders on November 18, 1998, shareholders of Fidelity Advisor Emerging Asia Fund, Inc., a closed-end fund with the same investment objective and substantially similar investment policies as the fund approved a proposal to reorganize Fidelity Advisor Emerging Asia Fund, Inc., as an open-end fund. The reorganization will be accomplished by transferring the net assets of Fidelity Advisor Emerging Asia Fund, Inc., to the fund in exchange for Class A shares of the fund. As a result of the reorganization, the former stockholders of Fidelity Advisor Emerging Asia Fund, Inc. will receive these Class A shares of the fund in complete redemption of their shares of Fidelity Advisor Emerging Asia Fund, Inc.'s common stock.

THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

FMR AND ITS AFFILIATES

Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The fund employs various Fidelity companies to perform activities required for their operation.

The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.

Affiliates assist FMR with foreign investments:

o Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund.
o Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
o Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a sub-adviser for the fund. Currently, FIIA is primarily responsible for choosing investments for the fund.
o Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), in London, England, serves as a sub-adviser for the fund.
o Fidelity Investment Japan Ltd. (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund.

As of December 31, 1998, FMR advised funds having approximately __million shareholder accounts with a total value of more than $__ billion.

Peter Phillips is manager of the fund, which he has managed since inception. Mr. Phillips is also manager of Fidelity Funds Southeast Asia, which he has managed since November 1993. Mr. Phillips also manages Hong Kong Institutional Segregated Accounts and serves as director of Fidelity Investment Management (Hong Kong) Ltd. Previously, he managed the Fidelity Funds Australia Fund, the Fidelity Funds Hong Kong & China Fund, and Southeast Asian equities for Fidelity Pacific Fund. Mr. Phillips joined Fidelity in 1987.

Yosawadee Charnsethikul is associate portfolio manager of the fund. Ms. Charnsethikul is a Country Fund Manager for Fidelity Investments Management (Hong Kong) Ltd. Ms. Charnsethikul joined Fidelity Investments Management (Hong
Kong) Ltd. In 1992. She currently manages FLOR1, an institutional fund, Thailand International Fund, FID Thailand Fund, and FID Indonesia Fund.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for each class of the fund.

FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class


                                       7A
of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

Fidelity International Limited (FIL) is the parent company of FIIA, FIJ, and FIIA (U.K.) L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

INVESTMENT PRINCIPLES AND RISKS

EMERGING ASIA FUND seeks long-term capital appreciation by investing primarily in equity and debt securities of Asian Emerging Market Issuers. FMR normally invests at least 65% of the fund's total assets in these securities.

Asian Emerging Market Issuers include issuers that (i) are organized under the laws of Asian Emerging Market Countries (defined below), (ii) regardless of where organized, and as determined by the FMR, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in Asian Emerging Market Countries, (iii) have the primary trading market for their securities in an Asian Emerging Market Country or (iv) are governments, or their agencies or other political sub-divisions, of Asian Emerging Market Countries.

The Asian Emerging Market Countries in which the fund can invest include Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, the Peoples Republic of China, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam and any other emerging market country in the Asia region (including Burma, Laos and Cambodia).

The fund normally diversifies its investments across different countries. In allocating the fund's assets across countries, FMR will consider the size of the market in each country relative to the size of the Emerging Asian markets as a whole.

Asian Emerging Market countries are in various stages of economic development. Each has unique risks. Most Asian economies are characterized by over-extension of credit, currency devaluations, rising unemployment, decreased exports, and economic recessions. Currency devaluations in any one country generally have a significant affect on the entire region. Recently, the markets in each Asian country have suffered significant down-turns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. Although the Fund intends to invest principally in equity securities, it may also invest in debt securities issued or guaranteed by Asian Emerging Market Issuers. Under normal market conditions, no more than 35% of the fund's total assets may be invested in such debt securities. These debt securities may be unrated or rated below investment grade.

Up to 35% of the fund's total assets may be invested in (i) securities of companies (other than companies meeting the definition of Asian Emerging Market Issuers, as defined above), regardless of where organized, including Japan, which FMR believes derives, or will derive, a significant portion of their revenues or profits from business in Asian countries generally, or (ii) debt securities of governments, or their agencies or other political subdivisions (other than entities meeting the definition of an Asian Emerging Market Issuer) of Asian countries.

The value of the fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on the bond's quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging markets. Also, because a substantial portion of the fund's investments are denominated in foreign currencies, changes in the value of currencies can significantly affect the fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's exposure to any currency.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. When you sell your shares of the fund, they may be worth more or less than what you paid for them.

FMR normally invests the fund's assets according to its investment strategy. The fund may invest in short-term debt securities and money market instruments for cash management purposes. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.

EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P) or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to less than 35% of its total assets.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

Debt Ratings
                             Moody's       Standard & Poor's
                        Investors Service
                             Rating             Rating
INVESTMENT GRADE

Highest quality         Aaa                AAA

High quality            Aa                 AA

Upper-medium grade      A                  A

Medium grade            Baa                BBB

LOWER QUALITY

Moderately speculative  Ba                 BB

Speculative             B                  B

Highly speculative      Caa                CCC

Poor quality            Ca                 CC

Lowest quality, no      C                  C
interest

In default, in arrears  -                  D

REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.

EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight is generally less than in more developed markets. Emerging market economies may be subject to greater social, economic, regulatory, and political uncertainties. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.

RESTRICTIONS: The fund may not invest more than 15% of its assets in illiquid securities.

WARRANTS are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to


                                       10A
have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.

OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.

CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.

RESTRICTIONS: The fund is considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, the fund does not invest more than 25% of its total assets in the securities of any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in the securities of any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.

The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 33 1/3% of the fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

EMERGING ASIA FUND seeks long-term capital appreciation.

The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page ___.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a class's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing


                                       11A
by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For _______ 1998, the group fee rate was __% for the fund. The individual fund fee rate is 0.45%.

FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ and FIIA. FIIA in turn has a sub-advisory agreement with FIIA (U.K.) L. These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services.

OTHER EXPENSES

While the management fee is a significant component of the fund's annual operating costs, the funds have other expenses as well.

FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the Institutional Class of the fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for the Institutional Class of the fund, maintains the general accounting records for the fund, and administers the securities lending program for the fund.

The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

The Institutional Class of the fund has adopted a DISTRIBUTION AND SERVICE PLAN. The plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Institutional Class shares. Currently, the Board of Trustees of the fund has authorized such payments.

The funds' portfolio turnover rates will vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT

TYPES OF ACCOUNTS

When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the fund, such as minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed below.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT

 INDIVIDUAL OR JOINT TENANT
 FOR YOUR GENERAL INVESTMENT NEEDS
 Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
---------------------------------------------------------------

 RETIREMENT

 FOR TAX-ADVANTAGED RETIREMENT SAVINGS

Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.

o TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.

o ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.

o 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.

o KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.

o SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.

o SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
---------------------------------------------------------------
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a
child and obtain tax benefits. An individual can give up to
$10,000 a year per child without paying federal gift tax.
Depending on state laws, you can set up a custodial account
under the Uniform Gifts to Minors Act (UGMA) or the Uniform
Transfers to Minors Act (UTMA). Contact your investment
professional.
---------------------------------------------------------------
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
---------------------------------------------------------------
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS,
ASSOCIATIONS, PARTNERSHIPS, OR OTHER GROUPS
Contact your investment professional.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of Institutional Class is the class's net asset value per share (NAV). Institutional Class shares are sold without a sales charge.

Your shares will be purchased at the next NAV calculated after your order is received in proper form. Institutional Class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Short-term or excessive trading into and out of the fund may harm fund performance by disrupting portfolio management strategies and by increasing fund expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in a fund or other Fidelity funds, and accounts under common ownership or control.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.

Share certificates are not available for Institutional Class shares.

IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. You may also open your account by wire as described on page ___. If there is no account application accompanying this prospectus, call 1-800-7843-3001 or your investment professional.

If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:

o Mail an account application with a check,

o Place an order and wire money into your account,

o Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or

o Contact your investment professional.

[CONFIRM ALL INVESTMENT AMOUNTS WITH MARKETING.]

================================================================================

TO OPEN AN ACCOUNT                               $2,500
For certain Fidelity Advisor retirement accounts ** $500
Through regular investment plans*                $1,000

TO ADD TO AN ACCOUNT                               $250
For certain Fidelity Advisor retirement accounts** $250

Through regular investment plans*                  $100

MINIMUM BALANCE                                  $1,000
For certain Fidelity Advisor retirement accounts} $None

**THESE LOWER MINIMUMS APPLY TO FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.



                                       14A

*AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.

There is no minimum account balance or initial or subsequent investment minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.

For further information on opening an account, please consult your investment professional or refer to the account application.

----------------------------------------------------------------------------------------------------------------------------------

PHONE                                 o Exchange from the same class of another     o Exchange from the same class of another
                                        Fidelity Advisor fund or from another         Fidelity Advisor fund or from another
1-800-843-3001 or your investment       Fidelity fund account with the same           Fidelity fund account with the same
professional                            registration, including name, address,        registration, including name, address,
                                        and taxpayer ID number.                       and taxpayer ID number.
[PICTURE OF PHONE]
----------------------------------------------------------------------------------------------------------------------------------
MAIL                                  o Complete and sign the account application.  o Make your check payable to the complete
                                        Make your check payable to the complete       name of the fund of your choice and note
[PICTURE OF LETTER]                     name of the fund of your choice and note      the applicable class. Indicate your fund
                                        the applicable class. Mail to the address     account number on your check and mail to
                                        indicated on the application.                 the address printed on your account
                                                                                      statement.

                                                                                    o Exchange by mail: call 1-800-843-3001 or
                                                                                      your investment professional for
                                                                                      instructions.
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IN PERSON                             o Bring your account application and check    o Bring your check to your investment
[PICTURE OF HAND]                       to your investment professional.              professional.
----------------------------------------------------------------------------------------------------------------------------------
[PICTURE OF WIRE]                     o Call 1-800-843-3001 to set up your account  o Not available for retirement accounts.
                                        and to arrange a wire transaction.  Not
                                        available for retirement accounts.          o Wire to:
                                                                                      Banker's Trust Co.
                                      o Wire to:                                      Routing # 021001033
                                        Banker's Trust Co.                            Fidelity DART Depository
                                        Routing # 021001033                           Account # 00159759
                                        Fidelity DART Depository                      FBO: (account name)
                                        Account  #00159759                            (account number)
                                        FBO: (account name)
                                        (account number)                              Specify the complete name of the fund of
                                                                                      your choice, note the applicable class
                                        Specify the complete name of the fund of      and include your account number and your
                                        your choice, note the applicable class and    name.
                                        include your new account number and your
                                        name.
----------------------------------------------------------------------------------------------------------------------------------
[PICTURE OF GRAPH]                    o Not available.                              o Use Fidelity Advisor Systematic
                                                                                      Investment Program. Sign up for this
                                                                                      service when opening your account, or
                                                                                      call your investment professional to
                                                                                      begin the program.


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of Institutional class is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Institutional Class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimum balances do not apply to retirement and Fidelity Defined Trust accounts).

TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o You wish to redeem more than $100,000 worth of shares,
o Your account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration,
o You wish to set up the bank wire feature, or
o You wish to have redemption proceeds wired to a non-predesignated bank account. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING
Write a "letter of instruction" with:

o Your name,
o The fund's name,
o The applicable class name,
o Your fund account number,
o The dollar amount or number of shares to be redeemed, and
o Any other applicable requirements listed in the following table.

Deliver your letter to your investment professional, or mail it to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH  45277-0081

Unless otherwise instructed, Fidelity will send a check to the record address.

                                      Account Type                                     Special Requirements
----------------------------------------------------------------------------------------------------------------------------------

PHONE                                 All account types except retirement           o Maximum check request: $100,000.

1-800-843-3001 or your investment
professional

[PICTURE OF PHONE]
                                      All account types                             o You may exchange to the same class of
                                                                                      other Fidelity Advisor funds or to other
                                                                                      Fidelity funds if both accounts are
                                                                                      registered with the same name(s),
                                                                                      address, and taxpayer ID number.
----------------------------------------------------------------------------------------------------------------------------------
MAIL                                  Individual, Joint Tenant, Sole                o The letter of instruction must be signed
                                      Proprietorship, UGMA, UTMA                      by all persons required to sign for
[PICTURE OF LETTER]                                                                   transactions, exactly as their names
                                                                                      appear on the account.

                                      Retirement account                            o The account owner should complete a
                                                                                      retirement distribution form. Call
                                                                                      1-800-843-3001 or your investment
                                                                                      professional to request one.
                                      Trust
                                                                                    o The trustee must sign the letter
                                                                                      indicating capacity as trustee. If the
                                                                                      trustee's name is not in the account
                                                                                      registration, provide a copy of the trust
                                                                                      document certified within the last 60 days.
                                      Business or Organization
                                                                                    o At least one person authorized by
                                                                                      corporate resolution to act on the account
                                                                                      must sign the letter.

                                      Executor, Administrator,                      o Call 1-800-843-3001 or your investment
                                      Conservator/Guardian                            professional for instructions.
----------------------------------------------------------------------------------------------------------------------------------
[PICTURE OF WIRE]                     All account types except retirement           o You must sign up for the wire feature
                                                                                      before using it. To verify that it is in
                                                                                      place, call 1-800-843-3001. Minimum wire:
                                                                                      $500.

                                                                                    o Your wire redemption request must be
                                                                                      received in proper form by the transfer
                                                                                      agent before 4:00 p.m. Eastern time for
                                                                                      money to be wired on the next business
                                                                                      day.

INVESTOR SERVICES

Fidelity Advisor funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)
o Account statements (quarterly)
o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call your investment professional if you need additional copies of financial reports and prospectuses.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Institutional Class shares and buy Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds by telephone or in writing.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page __.

FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Accounts with a value of $10,000 or more Institutional Class shares are eligible for this program.

One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.

REGULAR INVESTMENT PLANS

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FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND
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Minimum           Minimum
Initial           Additional      Frequency                Setting up or Changing

                                Monthly, bimonthly,      o For a new account, complete the appropriate section on the
$1,000            $100          quarterly,                 application.
                                or semi-annually
                                                         o For existing accounts, call your investment professional for an application.

                                                         o To change the amount or frequency of your investment, contact your investment professional directly or, call 1-800-843-3001. Call at least 10 business days prior to your next scheduled investment date.
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FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND OR A FIDELITY ADVISOR FUND TO ANOTHER FIDELITY ADVISOR FUND
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Minimum                         Frequency                Setting up or Changing

$____                           Monthly, quarterly,      o To establish, call your investment professional after both accounts
                                semi-annually, or          are opened.
                                annually
                                                         o To change the amount or frequency of your investment, contact your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call
                                                           1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

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                                                         o The account from which the exchanges are to be processed must have a minimum balance of $10,000. The account into which the exchange is being processed must have a minimum of $1,000.

                                                         o Both accounts must have the same registrations and taxpayer ID numbers.

                                       20

                                                         o Call at least 2 business days prior to your next scheduled exchange date.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your account application how you want to receive your distributions. The fund offers 4 options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.

If you select distribution options 3 or 4 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call your investment professional directly or if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

When a fund deducts a distribution from its NAV, the reinvestment price is the class's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.

TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.

You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.


                                       22A

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.

The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.

THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:

o All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
o Fidelity does not accept cash.
o When making a purchase with more than one check, each check must have a value of at least $50.
o The fund reserves the right to limit the number of checks processed at one time.
o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

AUTOMATED PURCHASE ORDERS. Institutional Class Shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.

CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans.



                                       23A

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
o The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
o Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
o You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.

IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of other Fidelity funds. However, you should note the following:

o The fund or class you are exchanging into must be available for sale in your state.
o You may only exchange between accounts that are registered in the name, address, and taxpayer identification number.
o Before exchanging into a fund or class, read its prospectus.
o If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you may have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
o Exchanges may have tax consequences for you.
o Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
o The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
o The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
o Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.

Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check the fund's prospectus for details.



                                       24A

Your investment professional should call Fidelity for more information.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

Fidelity, Fidelity Investments, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp. Portfolio Advisory Services and Fidelity Advisor Funds are servicemarks of FMR Corp.

                                         APPENDIX





CALENDAR YEAR PERFORMANCE FOR RELATED FUND

Set forth below are charts presenting the calendar year performance of the Related Fund since its inception. You should not assume that the fund will have the same future performance as the Related Fund. The Related Fund is managed as a closed-end fund, whereas the fund is an open-end fund. The Related Fund has a different cost structure than the fund offered through this prospectus. The performance of the Related Fund does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund or the Related Fund.



FIDELITY ADVISOR EMERGING ASIA FUND, INC.

Calendar year total returns                    1994              1995                1996               1997              1998

FIDELITY ADVISOR EMERGING                      _____%            _____%              _____%             _____%            _____%
ASIA FUND, INC.

MSCI Combined All-Country                      _____%            _____%              _____%             _____%            _____%
Asia Free Ex-Japan Index

Lipper ________ Funds                          _____%            _____%              _____%             _____%            _____%
Average
                                                2.67
Consumer Price Index                           _____%            _____%              _____%             _____%            _____%





[CALENDAR YEAR TOTAL RETURN BAR CHART]

THE COMPETITIVE FUNDS average is the fund's Lipper Funds Average which reflects the performance of mutual funds with similar investment objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

THE COMPETITIVE FUNDS AVERAGES are the ____.

As of _____, 1998, the Lipper _________ Funds Average reflected the performance of ___ mutual funds with similar investment objectives.

MORGAN STANLEY CAPITAL INTERNATIONAL ALL-COUNTRY ASIA FREE EX-JAPAN INDEX is an unmanaged index that is designed to represent the performance of ________________. The index may be compiled in two ways: a market capitalization weighted (cap-weighted) and a gross domestic product weighted (GDP-weighted) version. As of _____, 1998, the cap-weighted index included over _____ equity securities of companies domiciled in __ countries, and the GDP-weighted index included over ____ equity securities of companies domiciled in ___ countries.

Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

                     FIDELITY ADVISOR EMERGING ASIA FUND
                    A FUND OF FIDELITY ADVISOR SERIES VIII
         CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS
                     STATEMENT OF ADDITIONAL INFORMATION
                              February __, 1999

         This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectuses (dated February __, 1999) for Class A, Class T, Class B, Class C, and Institutional Class shares. Please retain this document for future reference. To obtain a free additional copy of a Prospectus, please call your investment professional.


TABLE OF CONTENTS                                                     PAGE
Investment Policies and Limitations                                        3
Special Considerations Regarding the Pacific Basin Southeast Asia         15
Portfolio Transactions                                                NO TAG
Valuation                                                                 28
Performance                                                               28
Additional Purchase, Exchange and Redemption Information                  38
Distributions and Taxes                                                   42
FMR                                                                       42
Trustees and Officers                                                     43
Management Contract                                                       48
Distribution and Service Plans                                            52
Contracts with FMR Affiliates                                             54
Description of the Trust                                              NO TAG
Appendix                                                                  58

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) Fidelity Investments Japan Ltd. (FIJ)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)

         For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.


                                                               _______-ptb-299

                     INVESTMENT POLICIES AND LIMITATIONS

   The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

   A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

    (1) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in companies whose principal business activities are in the same industry;

   (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or representing interests in real estate or securities of companies engaged in the real estate business);

   (6)  purchase or sell  physical  commodities  unless  acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in domestic derivative investments); or

   (7) make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

   (ii) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

   AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

   CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.

   CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

   DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The fund may receive fees or price concessions for entering into delayed-delivery transactions.

   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

   Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

   Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

   American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

   FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

   The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

   A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

   Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

   Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem.
Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

   FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

   FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

   FUTURES AND OPTIONS. The following paragraphs pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments,

Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Precious Metals, Purchasing Put and Call Options, and Writing Put and Call Options.

   ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

   Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

   FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

   Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

   The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

   FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

   Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

   LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

   In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

   The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

   LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

   OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

   The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

   OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

   The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

   WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

   If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

   Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

   Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

   INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

   Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

   INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

   ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.

   LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities.

   Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

   Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.

   A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

   Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

   The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

   Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

   A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

   REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

   RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

   REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

   SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.

   Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

   FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

   Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

   SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

   SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

   When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

   SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

   SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

   The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

   A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

   VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

   WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

   ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

 SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

                                 [TO BE UPDATED]

   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.

   Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.

   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.

   The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.

   Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.

   JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.

   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year .

   Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War
II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.

   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments.

However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.

   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the Diet) had been consistently dominated by the Liberal Democratic Party (LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernible progress in addressing the nation's banking problems.

   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.

   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.

   CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with
1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones
(SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment, has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export.

   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.

   Such  success  has not come  without  negatives.  As a  communist  system  in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.

   Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.

   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.

   In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.

   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.

   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.

   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.

   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.

   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.

   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.

   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.

   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.

   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of its Gross Domestic Product. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.

   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.

   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.

   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.

   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.

   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.

   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.

   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.

   INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.

   In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.

   However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.

   The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country.
Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.

   The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.

   The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.

   MALAYSIA. 1997 saw Malaysia's GDP growth slow to 7.4%, down from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.

   However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.

   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.

   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.

   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.

   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.

   SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.

   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.

   The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.

   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.

   SOUTH KOREA. South Korea has been one of the more spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.

   Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.

   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.

   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.

   Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.

   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.

   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.

   THAILAND. The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.

   The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.

   In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.

   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.

   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.

   The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.

                            EMERGING MARKETS: ASIA
                    MARKET CAPITALIZATION IN U.S. DOLLARS
                                DECEMBER 199_

                                                 $ BILLIONS
                       India
                       Indonesia
                       Korea
                       Malaysia
                       Pakistan
                       Philippines
                       Singapore
                       Taiwan
                       Thailand

   Source: The Economist. The LGT Guide to World Equity Markets 199_.


                       REAL GDP ANNUAL RATE OF GROWTH
                              (ANNUAL % CHANGE)
                                     199_
                      China
                      Hong Kong
                      India
                      Indonesia
                      Japan
                      Korea
                      Malaysia
                      Philippines
                      Singapore
                      Taiwan
                      Thailand

   Source: The Economist. The LGT Guide to World Equity Markets 199_.

   For national stock market index performance, please see the section on Performance beginning on page __.


                            PORTFOLIO TRANSACTIONS

   All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

   The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

   The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

   Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

   Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

   The Trustees of the fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   The fund's annualized turnover rate for its first fiscal period is not expected to exceed 150%. Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.

   The Trustees have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.

   From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

   Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts.
Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

   When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


                                  VALUATION

   Fidelity Service Company, Inc. (FSC) normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange
(NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.

   Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

   Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

   Futures contracts and options are valued on the basis of market quotations, if available.

   Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.

   Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.


                                 PERFORMANCE

   A class may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. Each class's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

   TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's total return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.

   In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a class's maximum sales charge into account, and may or may not include the effect of the temporary 4% redemption fee imposed on Class A shares redeemed within 180 days of the effective date of the reorganization of the Fidelity Advisor Emerging Asia Fund, Inc. Excluding a class's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   NET ASSET VALUE. Charts and graphs using a class's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

   MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

   Each class may compare its total return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how each class's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.


          INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
                             STOCK MARKET RETURN

   The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1998. Of course, these results are not indicative of future stock market performance or the fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.

   MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $____ billion in 19__ to $____ billion in [Year].

   The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of December 31, 1998.


                           TOTAL MARKET CAPITALIZATION


            [NEED TO INCLUDE INFORMATION AS OF DECEMBER 31, 1998]

   NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1998. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.


                           STOCK MARKET PERFORMANCE
                           MEASURED IN U.S. DOLLARS

            [NEED TO INCLUDE INFORMATION AS OF DECEMBER 31, 1998]

                           STOCK MARKET PERFORMANCE
                          MEASURED IN LOCAL CURRENCY

            [NEED TO INCLUDE INFORMATION AS OF DECEMBER 31, 1998]




   PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

   From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

   A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

   The Fund may compare its  performance to that of the Morgan  Stanley  Capital
International   Combined   All-Country   Asia  Free  ex-Japan  Index,  a  market
capitalization weighted index of over ____________.

   A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

   Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

   Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

   Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds.

Ibbotson calculates total returns in the same method as the funds. The fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

   In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.

   The fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

   The fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.

   A class may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

   VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, Asset Allocation may also discuss or illustrate examples of interest rate sensitivity.

   MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

   A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

   A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

   As of August 31, 1998, FMR advised over $__ billion in municipal fund assets, $__ billion in money market fund assets, $___ billion in equity fund assets, $__ billion in international fund assets, and $___ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

   Fidelity may provide prior performance information similar to that described above for funds or accounts with substantially similar investment objectives, policies, and strategies as the funds described in this SAI.


                     PRIOR PERFORMANCE OF A SIMILAR FUND
   Because the fund was new when this SAI was printed, it has no previous operating history. However, the fund is modeled after Fidelity Advisor Emerging Asia Fund, Inc., a closed-end fund (Related Fund). The Related Fund is managed by FMR, and has the same investment objective and substantially similar investment policies and strategies as the fund described in this SAI. The Related Fund, however, has different expenses.

   Below you will find information about the prior performance of the Related Fund, not the performance of the fund described in this SAI. The Related Fund's returns are expressed below in terms of its Net Asset Value (NAV) returns, not on the basis of its market returns. Closed-end funds are not subject to redemptions and may be able to invest a greater percentage of assets in securities or hold a greater proportion of illiquid securities in order to meet their investment objective. The performance data of the Related Fund is net of advisory fees and other expenses.

   Although the fund has the same investment objective, and substantially similar investment policies and strategies as the Related Fund, you should not assume that the fund described in this SAI will have the same performance as the Related Fund. For example, a fund's future performance may be greater or less than the performance of the Related Fund due to, among other things, differences in managing closed-end funds as compared to open-end funds, and differences in sales charges, expenses, asset sizes and cash flows between the fund and the Related Fund.

   MOVING AVERAGES. Like the fund, a Related Fund may illustrate performance using moving averages. On _____, 1998, the 13-week and 39-week long-term moving averages for the Related Fund were $___ and $ ___, respectively.

   CALCULATING HISTORICAL FUND RESULTS. The following tables show performance for the Related Fund calculated including certain Related Fund expenses for the period ended _____, 1998.

                                           AVERAGE ANNUAL TOTAL RETURNS (NAV)                CUMULATIVE TOTAL RETURNS (NAV)
                                       One           Five         Life of           One             Five          Life of
                                       YEAR          YEARS        FUND              YEAR            YEARS         FUND

Fidelity Advisor Emerging Asia       ____%         ____%         ____%            ____%           ____%         ____%
Fund, Inc. (3/25/94)*

   *  Commencement of Operations

   [INCLUDE IF APPLICABLE: Note: If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower. ]

   The following tables show the income and capital elements of the Related Fund's cumulative total return. The tables compare the Related Fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the Related Fund. The S&P 500 and DJIA comparisons are provided to show how the Related Fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The Related Fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the Related Fund's returns, do not include the effect of brokerage commissions or other costs of investing.

   The following table shows the growth in value of a hypothetical $10,000 investment in the Related Fund during the past 5 fiscal years ended on the most recent fiscal year, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

   During the period from March 25, 1994 (commencement of operations) to October 31, 1998, a hypothetical $10,000 investment in Fidelity Advisor Emerging Asia Fund, Inc., would have grown to $___ assuming all distributions were reinvested.


              FIDELITY ADVISOR EMERGING ASIA FUND, INC.                                                  INDICES
                   Value of      Value of         Value of
Period             Initial       Reinvested       Reinvested
Ended              $10,000       Dividend         Capital Gain    Total                                           Cost of
October 31         Investment    Distributions    Distributions   Value               S&P 500      DJIA           Living**
----------         ----------    -------------    -------------   -----               -------      ----           ------

1998                 $_____         $_____            $_____         $_____             $_____           $_____        $_____
1997                 $_____         $_____            $_____         $_____             $_____           $_____        $_____
1996                 $_____         $_____            $_____         $_____             $_____           $_____        $_____
1995                 $_____         $_____            $_____         $_____             $_____           $_____        $_____
1994*                $_____         $_____            $_____         $_____             $_____           $_____        $_____

    *From March 25, 1994 (commencement of operations).

   ** From month-end closest to initial investment date.

   Explanatory Notes: With an initial investment of $10,000 in Fidelity Advisor Emerging Asia Fund, Inc., on March 25, 1994, the net amount invested in fund shares was $______. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $_____. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $____ for dividends and $_____ for capital gains distributions.


           ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

   Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

   CLASS A SHARES ONLY

   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);

   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) and accounts managed by third parties do not qualify for this waiver;

   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;

   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;

   5. to shares purchased for (i) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or

   6. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class A Fidelity Advisor Municipal Bond Fund, Class A Fidelity Advisor California Municipal Income Fund, or Class A Fidelity Advisor New York Municipal Income Fund accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.

   7. to shares received in connection with the reorganization of Fidelity Advisor Emerging Asia Fund, Inc.

   CLASS T SHARES ONLY

   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);

   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

   5. to shares purchased for an employee benefit plan (as defined by ERISA (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly, Keough/H.R. 10 plans), but including 403(b) programs));

   6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

   7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

   8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;

   9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

   10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

   11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;

   12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code); or

   13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts.

   14. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class T Fidelity Advisor Municipal Bond Fund, Class T Fidelity Advisor California Municipal Income Fund, or Class T Fidelity Advisor New York Municipal Income Fund accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.

   CLASS B AND CLASS C SHARES ONLY

   The contingent deferred sales charge (CDSC) on Class B and Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal

Program; or (4) (APPLICABLE TO CLASS C ONLY) in connection with any redemptions from an employee benefit plan (including 403(b) programs, but otherwise as defined by ERISA).

   A sales load waiver form must accompany each transaction available for each class.

   INSTITUTIONAL CLASS SHARES ONLY

   Institutional Class shares are offered to:

   1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (including 403(b) programs, but otherwise as defined by ERISA) must have at least $50 million in plan assets;

   2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee, and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;

   3. Trust institution and bank trust department  managed account programs that
(i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

   4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

   5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.

   For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

   FOR CLASS A AND CLASS T SHARES ONLY

FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

   For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund will not be considered "eligible purchases."

   Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor Funds, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares, as applicable, that have been held for the longest period of time.

   With respect to employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA), the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.

   Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

   CLASS A, CLASS T, CLASS B, AND CLASS C SHARES ONLY

   QUANTITY DISCOUNTS. To obtain a reduction of the front-end sales charge on Class A or Class T shares, you or your investment professional must notify Fidelity at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable front-end sales charge.

   For purposes of qualifying for a reduction in front-end sales charges under the Combined Purchase, Rights of Accumulation or Letter of Intent programs, the following may qualify as an individual or a "company" as defined in Section 2(a)(8) of the 1940 Act: an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefits plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations as defined under
Section 501(c)(3) of the Internal Revenue Code.

   RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class A or Class T shares after you have reached a new breakpoint in a fund's sales charge schedule. The value of currently held (i) Fidelity Advisor fund Class A, Class T, Class B and Class C shares, (ii) Advisor B Class and C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.

   LETTER OF INTENT. You may obtain Class A or Class T shares at the same reduced front-end sales charge by filing a non-binding Letter of Intent (Letter) within 90 days of the start of Class A or Class T purchases. Each Class A or Class T investment you make after signing the Letter will be entitled to the front-end sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase of Class A or Class T shares toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 had been invested at one time. Purchases of Class B and Class C shares during the 13-month period also will count toward the completion of the Letter. To ensure that you receive a reduced front-end sales charge on future purchases, you or your investment professional must inform Fidelity that the Letter is in effect each time Class A or Class T shares are purchased. Reinvested income and capital gain distributions do not count toward the completion of the Letter.

   Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase Class A or Class T shares equal to 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The Class A or Class T shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed Class A or Class T shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

   If you purchase more than the amount specified in the Letter and qualify for a future front-end sales charge reduction, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional Class A or Class T shares at the then-current offering price applicable to the total purchase.

   If you do not complete your purchase under the Letter within the 13-month period, 30 days' written notice will be provided for you to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Class A or Class T shares will be redeemed to pay such charges.

   FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM. You can make regular investments in Class A, Class T, Class B, Class C or Institutional Class shares of the funds monthly, bimonthly, quarterly, or semi-annually with the Systematic Investment Program by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign.

   You may cancel your participation in the Systematic Investment Program at any time without payment of a cancellation fee. You will receive a confirmation from the transfer agent for every transaction, and a debit entry will appear on your bank statement.

   FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A, Class T, or Institutional Class shares worth $10,000 or more, you can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. If you own Class B or Class B shares worth $10,000 or more you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class A, Class T, Class B, Class C, or Institutional Class share redemptions, as applicable. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.

   ALL CLASSES

   The fund is open for  business  and each  class's  net asset  value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1999: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

   FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

   If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

   Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

   In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


                           DISTRIBUTIONS AND TAXES

   DIVIDENDS. Short-term capital sums are distributed as dividend income, but do not qualify for the dividends-received deduction. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

   CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.

   FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.

   TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

   The fund is treated as a separate entity from the other funds of Advisor Series VIII for tax purposes.

   If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.

   OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.


                                     FMR

   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

   Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.


                            TRUSTEES AND OFFICERS

   The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

   *EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.

   J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

   RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was
President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

   PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

   ROBERT M. GATES (55), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

   E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

   DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate
School  of  Business.  Prior  to  1987,  he  was  Chairman  of  the  Financial
Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc.,
Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   *PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

   WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill,
1988).

   GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

   MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

   THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First

National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

   ABIGAIL P. JOHNSON (36), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

   ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds (1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).

   RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.

   PETER PHILIPS (__), is Vice President of Advisor Emerging Asia Fund (19__). Prior to his current responsibilities, Mr. Philips managed a number of Fidelity funds.

   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

   JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.

   LEONARD M. RUSH (52),  Assistant  Treasurer  (1994),  is an employee of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ending in 1999, or calendar year ended December 31, 1997, as applicable.



                               COMPENSATION TABLE

          Trustees             Aggregate       Total
            and              Compensation   Compensation
  Members of the Advisory      from the       from the
           Board               Fund B,+    Fund Complex*A
           -----               --------    --------------

J. Gary Burkhead **               $0            $0
Ralph F. Cox                      $42           $214,500
Phyllis Burke Davis               $41           $210,000
                                  $42           $176,000
Robert M. Gates ***
                                  $0            $0
Edward C. Johnson 3d **
E. Bradley Jones                  $41           $211,500
Donald J. Kirk                    $41           $211,500
                                  $0            $0

Peter S. Lynch **
William O. McCoy****              $42           $214,500
Gerald C. McDonough               $51           $264,500
Marvin L. Mann                    $42           $214,500
Robert C. Pozen**                 $0            $0
Thomas R. Williams                $42           $214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

*** Mr.  Gates was  elected to the Board of  Trustees  of Advisor  Series I on
   July 16, 1997.

**** Mr.  McCoy was elected to the Board of  Trustees  of Advisor  Series I on
   July 16, 1997.

+ Figures presented are estimated for the fund's first fiscal year ending November 30, 1998.

A Compensation figures include cash. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
   O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R.
   Williams, $62,462.

B Compensation figures include cash.

   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of the public offering of shares of the fund, 100% of each class's total outstanding shares was held by FMR. FMR Corp. is the ultimate parent company of FMR. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares.


                             MANAGEMENT CONTRACT

   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

   MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

   MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

   MANAGEMENT FEES. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


                    GROUP FEE RATE SCHEDULE                                      EFFECTIVE ANNUAL FEE RATES


          Average Group                     Annualized                     Group Net                Effective Annual Fee
             Assets                            Rate                          Assets                         Rate
             ------                            ----                          ------                         ----
             0 - $3 billion                   .5200%                          $  0.5 billion                .5200%
             3 - 6                            .4900                             25                          .4238
             6 - 9                            .4600                             50                          .3823
             9 - 12                           .4300                             75                          .3626
            12 - 15                           .4000                            100                          .3512
            15 - 18                           .3850                            125                          .3430
            18 - 21                           .3700                            150                          .3371
            21 - 24                           .3600                            175                          .3325
            24 - 30                           .3500                            200                          .3284
            30 - 36                           .3450                            225                          .3249
            36 - 42                           .3400                            250                          .3219
            42 - 48                           .3350                            275                          .3190
            48 - 66                           .3250                            300                          .3163
            66 - 84                           .3200                            325                          .3137
            84 - 102                          .3150                            350                          .3113
           102 - 138                          .3100                            375                          .3090
           138 - 174                          .3050                            400                          .3067
           174 - 210                          .3000                            425                          .3046
           210 - 246                          .2950                            450                          .3024
           246 - 282                          .2900                            475                          .3003
           282 - 318                          .2850                            500                          .2982
           318 - 354                          .2800                            525                          .2962
           354 - 390                          .2750                            550                          .2942
           390 - 426                          .2700
           426 - 462                          .2650
           462 - 498                          .2600
           498 - 534                          .2550
      Over 534                                .2500

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $___ billion of group net assets - the approximate level for [month of fiscal year end] 1998 - was [INSERT CURRENT EFFECTIVE RATE: __%], which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.

   The fund's individual fund fee rate is set forth in the following chart. Based on the average group net assets of the funds advised by FMR for [month of fiscal year end] 1998, the fund's annual management fee rate would be calculated as follows:


                   Group Fee Rate             Individual Fund Fee Rate               Management Fee Rate

                   0.___%         +                     0.45%               =                 0.___%

   One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

   FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

   Expense reimbursements by FMR will increase a class's total returns, and repayment of the reimbursement by a class will lower its total returns.

   Effective February __, 1999, FMR voluntarily agreed to reimburse Class A, Class T, Class B, Class C and Institutional Class if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 2.00%, 2.75%, 2.75%, 2.25% and 1.75%, respectively of their average net assets.

   SUB-ADVISERS. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East. FIJ and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

   On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

   Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

   FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.

   Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

      o FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

      o FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

      o FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

   For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

      o FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

      o FIIA  pays  FIIA(U.K.)L  a fee  equal  to  110% of  FIIA(U.K.)L's  costs
        incurred  in  connection   with   providing   discretionary   investment
        management services.


                        DISTRIBUTION AND SERVICE PLANS

   The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C and Institutional Class shares of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C and Institutional Class shares of the fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

   Pursuant to each Class A, Class T, Class B, and Class C Plan, FDC is paid a monthly distribution fee at an annual rate of up to 0.75% of the class's average net assets for the fund. For the purpose of calculating the distribution fees, average net assets are determined at the close of business on each day throughout the month. Currently, the Trustees have approved a distribution fee for Class A of the fund at an annual rate of 0.25% of its average net assets; a distribution fee for Class T of the fund at an annual rate of 0.50% of its average net assets; a distribution fee for Class B of the fund at an annual rate of 0.75% of its average net assets; and a distribution fee for Class C of the fund at an annual rate of 0.75% of its average net assets. The fee rates for Class A and Class T may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so. Class B and Class C of the fund also pay investment professionals a service fee at an annual rate of 0.25% of Class B's or Class C's average daily net assets determined at the close of business on each day throughout the month for personal service and/or the maintenance of shareholder accounts

   Currently, up to the full amount of distribution fees paid by Class A and Class T may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.

   Currently, the full amount of distribution fees paid by Class B is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

   Currently, and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

   Under each Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. In addition, each Institutional Class Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Institutional Class shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

   Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or its other resources, to pay FDC for expenses incurred in connection with the distribution of the applicable class's shares, including payments made to third parties that engage in the sale of the applicable class's shares or to third parties, including banks, that provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

   Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Institutional Class Plan does not authorize payments by Institutional Class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

   Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

   The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

   The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

                        CONTRACTS WITH FMR AFFILIATES

   Each class of the fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of the fund.

   For providing transfer agency services, FIIOC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

   The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

   FIIOC also collects small account fees from certain accounts with balances of less than $2,500.

   FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

   The fund has entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

   For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0750% of the first $500 million of average net assets and 0.0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.

   For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

   The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.


                           DESCRIPTION OF THE TRUST

   TRUST ORGANIZATION. Fidelity Advisor Emerging Asia Fund is a fund of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated October 1, 1986, and as supplemented November 29, 1990. On April 15, 1993, the name of the trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII. Currently there are nine funds of the trust: Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Global Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Overseas Fund. The Declarations of Trust permit the Trustees to create additional funds.

   In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

   The assets of the trust received for the issue or sale of shares of the fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of the trust, shareholders of each fund of the trust are entitled to receive as a class the underlying assets of such fund available for distribution.

   SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

   The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

   VOTING RIGHTS. The fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive rights, and Class A, Class T, Class C, and Institutional Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust, a fund, or a class of a fund may, as set forth in the Declaration of Trust, call meetings of the trust, fund, or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. The trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and fund will continue indefinitely. The fund may invest all of its assets in another investment company.

   CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by the fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

   FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

   AUDITOR. One Post Office Square, Boston, Massachusetts is the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

                                   APPENDIX

   The descriptions that follow are examples of eligible ratings for the fund. The fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

   Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds that are rated Ca represent obligations which are speculative in a
high   degree.   Such  issues  are  often  in  default  or  have  other   marked
short-comings.

   C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

   AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Fidelity and Fidelity Focus are registered trademarks of FMR Corp.

THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR RESPECTIVE OWNERS.

                            PART C. OTHER INFORMATION

Item 24.   FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

    (a)     Not applicable.

    (b)     Exhibits:

             (1) (a) Amended and Restated Declaration of Trust, dated
                     October 1, 1986, is incorporated herein by reference to
                     Exhibit 1(a) of Post-Effective Amendment No. 37.

                 (b) Supplement to the Declaration of Trust, dated November 29, 1990, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 37.

                 (c) Amendment to the Declaration of Trust, dated July 15, 1993, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 37. (d) Supplement to the Declaration of Trust, dated July 17, 1997, is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 45.

             (2) (a) Amended By-Laws of the Trust are incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 45.

             (3)      Not applicable.

             (4)      Not applicable.

             (5) (a) Management Contract between Fidelity Advisor Emerging Markets Income Fund and Fidelity Management & Research Co., dated July 1, 1997, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 45.

                 (b) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (U.K.) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 32.

                 (c) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Management and Research (Far East) Inc., dated January 20, 1994, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.

                 (d) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Markets Income Fund, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.

                 (e) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity International Investment Advisors, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.

                 (f) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Investments Japan Limited, dated January 20, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 32.

                 (g) Management Contract between Fidelity Advisor International Capital Appreciation Fund and Fidelity Management & Research Company, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 47.

                 (h) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 47.

                 (i) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc., dated October 16, 1997, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 47.

                 (j) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity International Investment Advisors, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 47.

                 (k) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor International Capital Appreciation Fund, dated October 16, 1997, is incorporated herein by reference to
                      Exhibit 5(k) of Post-Effective Amendment No. 48.

                 (l) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor International Capital Appreciation Fund, and Fidelity Investments Japan Limited, dated October 16, 1997, is incorporated herein by reference to Exhibit 5(o) of Post-Effective Amendment No. 47.

                 (m) Management Contract between Fidelity Advisor Overseas Fund and Fidelity Management & Research Co., dated October 31, 1997, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 46.

                 (n) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (U.K.) Inc., dated October 31, 1997, is incorporated herein by reference to
                      Exhibit 5(q) of Post-Effective Amendment No. 46.

                 (o) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity Management & Research (Far East) Inc., dated October 31, 1997, is incorporated herein by reference to
                      Exhibit 5(r) of Post-Effective Amendment No. 46.

                 (p) Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Overseas Fund, dated October 31, 1997, is incorporated herein by reference to Exhibit 5(s) of Post-Effective Amendment No. 47.

                 (q) Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Overseas Fund, and Fidelity International Investment Advisors, dated October 31, 1997, is incorporated herein by reference to
                      Exhibit 5(t) of Post-Effective Amendment No. 47.

                 (r) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Overseas Fund, and Fidelity Investments Japan Limited, dated October 31, 1997, is incorporated herein by reference to
                      Exhibit 5(u) of Post-Effective Amendment No. 47.

                 (s) Form of Management Contract between Fidelity Advisor Diversified International Fund and Fidelity Management & Research Company was filed as Exhibit 5(s) to Post-Effective Amendment No. 49.

                 (t) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (U.K.) Inc. was filed as Exhibit 5(t) to Post-Effective Amendment No. 49.

                 (u) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Management & Research (Far East) Inc. was filed as Exhibit 5(u) to Post-Effective Amendment No. 49.

                 (v) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity International Investment Advisors was filed as Exhibit 5(v) to Post-Effective Amendment No. 49.

                 (w) Form of Sub-Advisory Agreement between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Diversified International Fund was filed as Exhibit 5(w) to Post-Effective Amendment No. 49.

                 (x) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Diversified International Fund, and Fidelity Investments Japan Limited was filed as Exhibit 5(x) to Post-Effective Amendment No. 49.

                 (y) Form of Management Contract between Fidelity Advisor Global Equity Fund and Fidelity Management & Research Company was filed as Exhibit 5(y) to Post-Effective Amendment No. 49.

                 (z) Form of Sub-Advisory Agreement between Fidelity Management & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (U.K.) Inc. was filed as Exhibit 5(z) to Post-Effective Amendment No. 49.

                 (aa) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Management & Research (Far East) Inc. was filed as Exhibit 5(aa) to Post-Effective Amendment No. 49.

                 (bb) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity International Investment Advisors was filed as Exhibit 5(bb) to Post-Effective Amendment No. 49.

                 (cc) Form of Sub-Advisory Agreement between Fidelity
                      International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Global Equity Fund was filed as Exhibit 5(cc) to Post-Effective Amendment No. 49.

                 (dd) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Global Equity Fund, and Fidelity Investments Japan Limited was filed as Exhibit 5(dd) to Post-Effective Amendment No. 49.

                 (ee) Form of Management Contract between Fidelity Advisor
                      Europe Capital Appreciation Fund and Fidelity Management & Research Company was filed as Exhibit 5(ee) to Post-Effective Amendment No. 49.

                 (ff) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (U.K.) Inc. was filed as Exhibit 5(ff) to Post-Effective Amendment No. 49.

                 (gg) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity Management & Research (Far East) Inc. was filed as Exhibit 5(gg) to Post-Effective Amendment No. 49.

                 (hh) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Europe Capital Appreciation Fund, and Fidelity International Investment Advisors was filed as Exhibit 5(hh) to Post-Effective Amendment No. 49.

                 (ii) Form of Sub-Advisory Agreement between Fidelity
                      International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Europe Capital Appreciation Fund was filed as Exhibit 5(ii) to Post-Effective Amendment No. 49.

                 (jj) Form of Management Contract between Fidelity Advisor Japan
                      Fund and Fidelity Management & Research Company was filed as Exhibit 5(jj) to Post-Effective Amendment No. 49.

                 (kk) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (U.K.) Inc. was filed as Exhibit 5(kk) to Post-Effective Amendment No. 49.

                 (ll) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Management & Research (Far East) Inc. was filed as Exhibit 5(ll) to Post-Effective Amendment No. 49.

                 (mm) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity International Investment Advisors was filed as Exhibit 5(mm) to Post-Effective Amendment No. 49.

                 (nn) Form of Sub-Advisory Agreement between Fidelity
                      International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Japan Fund was filed as Exhibit 5(nn) to Post-Effective Amendment No. 49.

                 (oo) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Japan Fund, and Fidelity Investments Japan Limited was filed as
                      Exhibit 5(oo) to Post-Effective Amendment No. 49.

                 (pp) Form of Management Contract between Fidelity Advisor Latin
                      America Fund and Fidelity Management & Research Company was filed as Exhibit 5(pp) to Post-Effective Amendment No. 49.

                 (qq) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (U.K.) Inc. was filed as Exhibit 5(qq) to Post-Effective Amendment No. 49.

                 (rr) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity Management & Research (Far
                      East) Inc. was filed as Exhibit 5(rr) to Post-Effective Amendment No. 49.

                 (ss) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Latin America Fund, and Fidelity International Investment Advisors was filed as Exhibit 5(ss) to Post-Effective Amendment No. 49.

                 (tt) Form of Sub-Advisory Agreement between Fidelity
                      International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Latin America Fund was filed as Exhibit 5(tt) to Post-Effective Amendment No. 49.

                 (uu) Form of Management Contract between Fidelity Advisor
                      Emerging Asia Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(uu).

                 (vv) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (U.K.) Inc. is filed herein as Exhibit 5(vv).

                 (ww) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(ww).

                 (xx) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity International Investment Advisors is filed herein as Exhibit 5(xx).

                 (yy) Form of Sub-Advisory Agreement between Fidelity
                      International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors, on behalf of Fidelity Advisor Emerging Asia Fund is filed herein as
                      Exhibit 5(yy).

                 (zz) Form of Sub-Advisory Agreement between Fidelity Management
                      & Research Co., on behalf of Fidelity Advisor Emerging Asia Fund, and Fidelity Investments Japan Limited is filed herein as Exhibit 5(zz).

             (6) (a) General Distribution Agreement between Fidelity Advisor Emerging Markets Income Fund and Fidelity Distributors Corporation, dated January 20, 1994, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.

                 (b) Amendments to the General Distribution Agreement between Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's (File No. 2-58774) Post-Effective Amendment No. 61.

                 (c) General Distribution Agreement between Fidelity Advisor International Capital Appreciation Fund and Fidelity Distributors Corporation, dated October 16, 1997, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 47.

                 (d) General Distribution Agreement between Fidelity Advisor Overseas Fund and Fidelity Distributors Corporation, dated October 31, 1997, is incorporated herein by reference to
                      Exhibit 6(f) of Post-Effective Amendment No. 47.

                 (e) Form of General Distribution Agreement between Fidelity Advisor Diversified International Fund and Fidelity Distributors Corporation was filed as Exhibit 6(e) to Post-Effective Amendment No. 49.

                 (f) Form of General Distribution Agreement between Fidelity Advisor Global Equity Fund and Fidelity Distributors Corporation was filed as Exhibit 6(f) to Post-Effective Amendment No. 49.

                 (g) Form of General Distribution Agreement between Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Distributors Corporation was filed as Exhibit 6(g) to Post-Effective Amendment No. 49.

                 (h) Form of General Distribution Agreement between Fidelity Advisor Japan Fund and Fidelity Distributors Corporation was filed as Exhibit 6(h) to Post-Effective Amendment No. 49.

                 (i) Form of General Distribution Agreement between Fidelity Advisor Latin America Fund and Fidelity Distributors Corporation was filed as Exhibit 6(i) to Post-Effective Amendment No. 49.

                 (j) Form of General Distribution Agreement between Fidelity Advisor Emerging Asia Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(j)

                 (k) Form of Bank Agency Agreement (most recently revised January, 1997) is incorporated herein by reference to
                      Exhibit 6(e) of Post-Effective Amendment No. 48.

                 (l) Form of Selling Dealer Agreement (most recently revised January, 1997) is incorporated herein by reference to
                      Exhibit 6(f) of Post-Effective Amendment No. 48.

                 (m) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 48.

             (7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to
                      Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.

                 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

             (8) (a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 56 .

                 (b) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to
                      Exhibit 8(b) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 50.

                 (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series VIII on behalf of Fidelity Advisor International Capital Appreciation Fund is incorporated herein by reference to
                      Exhibit 8(c) of Fidelity Contrafund's (File No. 2-25235) Post-Effective Amendment No. 50.

                 (d) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to
                      Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.

                 (e) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 57.

                 (f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 62.

                 (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (k) Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated May 11, 1995, is incorporated herein by reference to
                      Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (l) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Emerging Markets Income Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

                 (m) Forms of Custodian Agreement and Appendix B and C, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund are incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 48.

                 (n)  Forms of Fidelity Group Repo Custodian Agreement and
                      Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 48.

                 (o)  Forms of Fidelity Group Repo Custodian Agreement and
                      Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 48.

                 (p) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity

                      Advisor Series VIII on behalf of Fidelity Advisor Overseas Fund and Fidelity Advisor International Capital Appreciation Fund are incorporated herein by reference to
                      Exhibit 8(p) of Post-Effective Amendment No. 48.

             (9)      Not applicable.

             (10) Opinion and Consent of Counsel to be filed by subsequent amendment.

             (11)     Not applicable.

             (12)     Not applicable.

             (13)     Not applicable.

             (14)(a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
                      Exhibit 14(a) of Fidelity Union Street Trust's (File No.2-50318) Post-Effective Amendment No. 87.

                 (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

                 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

                 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

                 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

             (15)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class B is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 45.

                 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class T is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 45.

                 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund:
                      Institutional Class is incorporated herein by reference to
                      Exhibit 15(i) of Post-Effective Amendment No. 41.

                 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class A is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 39.

                 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
                      Class A is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 46.

                 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
                      Class T is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 46.

                 (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
                      Class B is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 46.

                 (h) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
                      Institutional Class is incorporated herein by reference to
                      Exhibit 15(l) of Post-Effective Amendment No. 46.

                 (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor International Capital Appreciation Fund:
                      Class C is incorporated herein by reference to Exhibit 15(m) of Post-Effective Amendment No. 46.

                 (j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Emerging Markets Income Fund: Class C is incorporated herein by reference to Exhibit 15(n) of Post-Effective Amendment No. 46.

                 (k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class C is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment No. 46.

                 (l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class T is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 46.

                 (m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class B is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 46.

                 (n) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Institutional Class is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 46.

                 (o) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Overseas Fund: Class A is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 46.

                 (p) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class A is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 49.

                 (q) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class T is incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 49.

                 (r) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class B is incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 49.

                 (s) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund: Class C is incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 49.

                 (t) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Diversified International Fund:
                      Institutional Class is incorporated herein by reference to
                      Exhibit 15(t) of Post-Effective Amendment No. 49.

                 (u) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class A is incorporated herein by reference to Exhibit 15(u) of Post-Effective Amendment No. 49.

                 (v) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class T is incorporated herein by reference to Exhibit 15(v) of Post-Effective Amendment No. 49.

                 (w) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class B is incorporated herein by reference to Exhibit 15(w) of Post-Effective Amendment No. 49.

                 (x) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Class C is incorporated herein by reference to Exhibit 15(x) of Post-Effective Amendment No. 49.

                 (y) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Global Equity Fund: Institutional Class is incorporated herein by reference to Exhibit 15(y) of Post-Effective Amendment No. 49.

                 (z) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Europe Capital Appreciation Fund: Class A is incorporated herein by reference to Exhibit 15(z) of Post-Effective Amendment No. 49.

                 (aa) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Europe Capital Appreciation Fund: Class T is incorporated herein by reference to Exhibit 15(aa) of Post-Effective Amendment No. 49.

                 (bb) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Europe Capital Appreciation Fund: Class B is incorporated herein by reference to Exhibit 15(bb) of Post-Effective Amendment No. 49.

                 (cc) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Europe Capital Appreciation Fund: Class C is incorporated herein by reference to Exhibit 15(cc) of Post-Effective Amendment No. 49.

                 (dd) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Europe Capital Appreciation Fund:
                      Institutional Class is incorporated herein by reference to
                      Exhibit 15(dd) of Post-Effective Amendment No. 49.

                 (ee) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Japan Fund: Class A is incorporated herein by reference to Exhibit 15(ee) of Post-Effective Amendment No. 49.

                 (ff) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Japan Fund: Class T is incorporated herein by reference to Exhibit 15(ff) of Post-Effective Amendment No. 49.

                 (gg) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Japan Fund: Class B is incorporated herein by reference to Exhibit 15(gg) of Post-Effective Amendment No. 49.

                 (hh) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Japan Fund: Class C is incorporated herein by reference to Exhibit 15(hh) of Post-Effective Amendment No. 49.

                 (ii) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Japan Fund: Institutional Class is incorporated herein by reference to Exhibit 15(ii) of Post-Effective Amendment No. 49.

                 (jj) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Latin America Fund: Class A is incorporated herein by reference to Exhibit 15(jj) of Post-Effective Amendment No. 49.

                 (kk) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Latin America Fund: Class T is incorporated herein by reference to Exhibit 15(kk) of Post-Effective Amendment No. 49.

                 (ll) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Latin America Fund: Class B is incorporated herein by reference to Exhibit 15(ll) of Post-Effective Amendment No. 49.

                 (mm) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Latin America Fund: Class C is incorporated herein by reference to Exhibit 15(mm) of Post-Effective Amendment No. 49.

                 (nn) Distribution and Service Plan pursuant to Rule 12b-1 for
                      Fidelity Advisor Latin America Fund: Institutional Class is incorporated herein by reference to Exhibit 15(nn) of Post-Effective Amendment No. 49.

                 (oo) Form of Distribution and Service Plan pursuant to Rule
                      12b-1 for Fidelity Advisor Emerging Asia Fund: Class A is filed herein as Exhibit 15(oo).

                 (pp) Form of Distribution and Service Plan pursuant to Rule
                      12b-1 for Fidelity Advisor Emerging Asia Fund: Class T is filed herein as Exhibit 15(pp).

                 (qq) Form of Distribution and Service Plan pursuant to Rule
                      12b-1 for Fidelity Advisor Emerging Asia Fund: Class B is filed herein as Exhibit 15(qq).

                 (rr) Form of Distribution and Service Plan pursuant to Rule
                      12b-1 for Fidelity Advisor Emerging Asia Fund: Class C is filed herein as Exhibit 15(rr).

                 (ss) Form of Distribution and Service Plan pursuant to Rule
                      12b-1 for Fidelity Advisor Emerging Asia Fund:
                      Institutional Class is filed herein as Exhibit 15(ss).

             (16) Schedules for computation of cumulative total returns, average annual returns, 30-day yield, tax-equivalent yield, adjusted net asset value, and moving averages are incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 35.

             (17)     Not applicable.

             (18)(a)  Multiple Class of Shares Plan pursuant to Rule
                      18f-3, dated March 19, 1998, is filed herein as Exhibit 18(a).

                 (b) Schedule I, dated July 16, 1998, to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Overseas Fund is incorporated by reference to
                      Exhibit 18(b) to Post-Effective Amendment No. 49.

                     (c) Form of Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Emerging Asia Fund is filed herein as Exhibit 18(d).

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

     The Board of Trustees of the Registrant is the same as the Boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26.   NUMBER OF HOLDERS OF SECURITIES
           -------------------------------

             Title of Class: Shares of Beneficial Interest as of August 31, 1998

      NAME OF SERIES                                                         NUMBER OF RECORD HOLDERS
      --------------                                                         ------------------------

    Fidelity Advisor Emerging Markets Income Fund - Class A                             345
    Fidelity Advisor Emerging Markets Income Fund - Class T                           5,250
    Fidelity Advisor Emerging Markets Income Fund - Class B                           2,211
    Fidelity Advisor Emerging Markets Income Fund - Class C                              53
    Fidelity Advisor Emerging Markets Income Fund - Institutional Class                  71
    Fidelity Advisor International Capital Appreciation Fund - Class A                  114
    Fidelity Advisor International Capital Appreciation Fund - Class T                1,006
    Fidelity Advisor International Capital Appreciation Fund - Class B                  324
    Fidelity Advisor International Capital Appreciation Fund - Class C                  239
    Fidelity Advisor International Capital Appreciation Fund - Institutional Class        6
    Fidelity Advisor Overseas Fund - Class A                                          1,296
    Fidelity Advisor Overseas Fund - Class T                                         57,068
    Fidelity Advisor Overseas Fund - Class B                                          6,597
    Fidelity Advisor Overseas Fund - Class C                                            960
    Fidelity Advisor Overseas Fund - Institutional Class                                483
    Fidelity Advisor Diversified International Fund - Class A                             0
    Fidelity Advisor Diversified International Fund -  Class T                            0
    Fidelity Advisor Diversified International Fund - Class B                             0
    Fidelity Advisor Diversified International Fund - Class C                             0
    Fidelity Advisor Diversified International Fund -Institutional Class                  0
    Fidelity Advisor Global Equity Fund - Class A                                         0
    Fidelity Advisor Global Equity Fund - Class T                                         0
    Fidelity Advisor Global Equity Fund - Class B                                         0
    Fidelity Advisor Global Equity Fund - Class C                                         0
    Fidelity Advisor Global Equity Fund - Institutional Class                             0
    Fidelity Advisor Europe Capital Appreciation Fund - Class A                           0
    Fidelity Advisor Europe Capital Appreciation Fund - Class T                           0
    Fidelity Advisor Europe Capital Appreciation Fund - Class B                           0
    Fidelity Advisor Europe Capital Appreciation Fund - Class C                           0
    Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class               0
    Fidelity Advisor Japan Fund - Class A                                                 0
    Fidelity Advisor Japan Fund - Class T                                                 0
    Fidelity Advisor Japan Fund - Class B                                                 0
    Fidelity Advisor Japan Fund - Class C                                                 0
    Fidelity Advisor Japan Fund - Institutional Class                                     0
    Fidelity Advisor Latin America Fund - Class A                                         0
    Fidelity Advisor Latin America Fund - Class T                                         0
    Fidelity Advisor Latin America Fund - Class B                                         0
    Fidelity Advisor Latin America Fund - Class C                                         0
    Fidelity Advisor Latin America Fund - Institutional Class                             0

    Item 27.INDEMNIFICATION
            ---------------

          Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

          Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.

          Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

          (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

          (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
           ----------------------------------------------------

     (1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR) 82 Devonshire Street, Boston, MA 02109

     FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

    Edward C. Johnson 3d           Chairman of the Board and Director of
                                   FMR; President and Chief Executive
                                   Officer of FMR Corp.; Chairman of the
                                   Board and Director of FMR Corp.,
                                   Fidelity Investments Money
                                   Management, Inc. (FIMM), Fidelity
                                   Management & Research (U.K.) Inc.
                                   (FMR U.K.), and Fidelity Management &
                                   Research (Far East) Inc. (FMR Far
                                   East); Chairman of the Executive
                                   Committee of FMR; Director of
                                   Fidelity Investments Japan Limited
                                   (FIJ); President and Trustee of funds
                                   advised by FMR.

    Robert C. Pozen                President and Director of FMR; Senior
                                   Vice President and Trustee of funds
                                   advised by FMR; President and
                                   Director of FIMM, FMR U.K., and FMR
                                   Far East; Previously, General
                                   Counsel, Managing Director, and
                                   Senior Vice President of FMR Corp.

    Peter S. Lynch                 Vice Chairman of the Board and
                                   Director of FMR.

    John H. Carlson                Vice President of FMR and of funds
                                   advised by FMR.

    Dwight D. Churchill            Senior Vice President of FMR and Vice
                                   President of Bond Funds advised by
                                   FMR; Vice President of FIMM.

    Brian Clancy                   Vice President of FMR and Treasurer of
                                   FMR, FIMM, FMR U.K., and FMR Far East.

    Barry Coffman                  Vice President of FMR.

    Arieh Coll                     Vice President of FMR.

    Frederic G. Corneel            Tax Counsel of FMR.

    Stephen G. Manning             Assistant Treasurer of FMR, FIMM,
                                   FMR U.K., FMR Far East; Vice President and
                                   Treasurer of FMR Corp.; Treasurer of
                                   Strategic Advisers, Inc.

    William Danoff                 Senior Vice President of FMR and Vice
                                   President of a fund advised by FMR.

    Scott E. DeSano                Vice President of FMR.

    Penelope Dobkin                Vice President of FMR and of a fund
                                   advised by FMR.

    Walter C. Donovan              Vice President of FMR.

    Bettina Doulton                Vice President of FMR and of funds
                                   advised by FMR.

    Margaret L. Eagle              Vice President of FMR and of funds
                                   advised by FMR.

    William R. Ebsworth            Vice President of FMR.

    Richard B. Fentin              Senior Vice President of FMR and
                                   Vice President of a fund advised by FMR.

    Gregory Fraser                 Vice President of FMR and of a fund
                                   advised by FMR.

    Jay Freedman                   Assistant Clerk of FMR; Clerk of FMR
                                   Corp., FMR U.K., FMR Far East, and
                                   Strategic Advisers, Inc.; Secretary
                                   of FIMM; Associate General Counsel
                                   FMR Corp.

    David L. Glancy                Vice President of FMR and of a fund
                                   advised by FMR.

    Barry A. Greenfield            Vice President of FMR and of a fund
                                   advised by FMR.

    Boyce I. Greer                 Senior Vice President of FMR and Vice
                                   President of Money Market Funds
                                   advised by FMR; Vice President of
                                   FIMM.

    Bart A. Grenier                Senior Vice President of FMR; Vice
                                   President of High-Income Funds
                                   advised by FMR.

    Robert Haber                   Vice President of FMR.

    Richard C. Habermann           Senior Vice President of FMR;
                                   Vice President of funds advised by FMR.

    Fred L. Henning Jr.            Senior Vice President of FMR and Vice
                                   President of Fixed-Income Funds
                                   advised by FMR.

    Bruce T. Herring               Vice President of FMR.

    Robert F. Hill                 Vice President of FMR; Director of
                                   Technical Research.

    Abigail P. Johnson             Senior Vice President of FMR and
                                   Vice President of funds advised by FMR;
                                   Director of FMR Corp.; Associate Director and
                                   Senior Vice President of Equity Funds advised by FMR.

    David B. Jones                 Vice President of FMR.

    Steven Kaye                    Vice President of FMR and of a fund
                                   advised by FMR.

    Francis V. Knox                Vice President of FMR; Compliance
                                   Officer of FMR U.K.

    Harris Leviton                 Vice President of FMR and of a fund
                                   advised by FMR.

    Bradford E. Lewis              Vice President of FMR and of funds
                                   advised by FMR.

    Richard R. Mace Jr.            Vice President of FMR and of funds
                                   advised by FMR.

    Charles A. Mangum              Vice President of FMR and of a fund
                                   advised by FMR.

    Kevin McCarey                  Vice President of FMR and of a fund
                                   advised by FMR.

    Neal P. Miller                 Vice President of FMR.

    Jacques Perold                 Vice President of FMR.

    Alan Radlo                     Vice President of FMR.

    Eric D. Roiter                 Senior Vice President and General
                                   Counsel of FMR and Secretary of funds
                                   advised by FMR.

    Lee H. Sandwen                 Vice President of FMR.

    Patricia A. Satterthwaite      Vice President of FMR and of a fund
                                   advised by FMR.

    Fergus Shiel                   Vice President of FMR.

    Richard A. Silver              Vice President of FMR.

    Carol A. Smith-Fachetti        Vice President of FMR.

    Steven J. Snider               Vice President of FMR and of funds
                                   advised by FMR.

    Thomas T. Soviero              Vice President of FMR and of a fund
                                   advised by FMR.

    Richard Spillane               Senior Vice President of FMR;
                                   Associate Director and Senior Vice
                                   President of Equity Funds advised by
                                   FMR; Previously, Senior Vice
                                   President and Director of Operations
                                   and Compliance of FMR U.K.

    Thomas M. Sprague              Vice President of FMR and of funds
                                   advised by FMR.

    Robert E. Stansky              Senior Vice President of FMR and
                                   Vice President of a fund advised by FMR.

    Scott D. Stewart               Vice President of FMR.

    Thomas Sweeney                 Vice President of FMR.

    Beth F. Terrana                Senior Vice President of FMR and
                                   Vice President of a fund advised by FMR.

    Yoko Tilley                    Vice President of FMR.

    Joel C. Tillinghast            Vice President of FMR and of a fund
                                   advised by FMR.

    Robert Tuckett                 Vice President of FMR.

    Jennifer Uhrig                 Vice President of FMR and of funds
                                   advised by FMR.

    George A. Vanderheiden         Senior Vice President of FMR
                                   and Vice President of funds advised by FMR;
                                   Director of FMR Corp.

    Steven S. Wymer                Vice President of FMR and of a fund
                                   advised by FMR.



     (2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
          25 Lovat Lane, London, EC3R 8LL, England


     FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

    Edward C. Johnson 3d        Chairman of the Board and Director of
                                FMR U.K., FMR, FMR Corp., FIMM, and
                                FMR Far East; President and Chief
                                Executive Officer of FMR Corp.;
                                Chairman of the Executive Committee
                                of FMR; Director of Fidelity
                                Investments Japan Limited (FIJ);
                                President and Trustee of funds
                                advised by FMR.

    Robert C. Pozen             President and Director of FMR; Senior
                                Vice President and Trustee of funds
                                advised by FMR; President and
                                Director of FIMM, FMR U.K., and FMR
                                Far East; Previously, General
                                Counsel, Managing Director, and
                                Senior Vice President of FMR Corp.

    Brian Clancy                Treasurer of FMR U.K., FMR Far East, FMR,
                                and FIMM and Vice President of FMR.

    Stephen G. Manning          Assistant Treasurer of FMR U.K., FMR,
                                FMR Far East, and FIMM; Vice President and
                                Treasurer of FMR Corp.; Treasurer of Strategic
                                Advisers, Inc.

    Francis V. Knox             Compliance Officer of FMR U.K.; Vice
                                President of FMR.

    Jay Freedman                Clerk of FMR U.K., FMR Far East, FMR
                                Corp. and Strategic Advisers, Inc.;
                                Assistant Clerk of FMR; Secretary of
                                FIMM; Associate General Counsel FMR
                                Corp.

    Sarah H. Zenoble            Senior Vice President and Director of
                                Operations and Compliance.


     (3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

     FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

     Edward C. Johnson 3d        Chairman of the Board and
                                 Director of FMR Far East, FMR,
                                 FMR Corp., FIMM, and FMR U.K.;
                                 Chairman of the Executive
                                 Committee of FMR; President and
                                 Chief Executive Officer of FMR
                                 Corp.; Director of Fidelity
                                 Investments Japan Limited (FIJ);
                                 President and Trustee of funds
                                 advised by FMR.

     Robert C. Pozen             President and Director of FMR;
                                 Senior Vice President and
                                 Trustee of funds advised by FMR;
                                 President and Director of FIMM,
                                 FMR U.K., and FMR Far East;
                                 Previously, General Counsel,
                                 Managing Director, and Senior
                                 Vice President of FMR Corp.

     Robert H. Auld              Senior Vice President of FMR Far
                                 East.

     Brian Clancy Treasurer of FMR Far East, FMR U.K., FMR, and FIMM and Vice President of FMR.

     Jay Freedman                Clerk of FMR Far East, FMR U.K., FMR
                                 Corp. and Strategic Advisers, Inc.; Assistant
                                 Clerk of FMR; Secretary of FIMM; Associate
                                 General Counsel FMR Corp.

     Stephen G. Manning          Assistant Treasurer of FMR Far East,
                                 FMR, FMR U.K., and FIMM; Vice President and
                                 Treasurer of FMR Corp.; Treasurer of Strategic
                                 Advisers, Inc.

     Billy Wilder                Vice President of FMR Far East;
                                 President and Representative
                                 Director of Fidelity Investments
                                 Japan Limited.


     (4)   FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)
           Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda

     The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

     RoberT H. Auld              Director of FIIA and Senior Vice
                                 President of Fidelity Management & Research
                                 (Far East) Inc. (FMR Far East).

     Anthony J. Bolton           Director of FIIA, Fidelity
                                 International Investment
                                 Advisors (U.K.) Limited
                                 (FIIA(U.K.)L), Fidelity
                                 Investment Management Limited
                                 (FIML (U.K.)), Fidelity
                                 Investment Services Limited
                                 (FISL (U.K.)), and Fidelity
                                 Investments International (FII).

     Brett P. Goodin             Director, Vice President, Secretary
                                 and Chief Legal Officer of many Fidelity
                                 International Limited (FIL) companies.

     Simon Haslam                Director of FIIA, FISL (U.K.), and FII;
                                 Previously, Chief Financial Officer of FIL;
                                 Company Secretary of Fidelity Investments
                                 Group of Companies (U.K.).

     K.C. Lee                    Director of FIIA and Fidelity
                                 Investments Management (Hong
                                 Kong) Limited.

     Peter Phillips              Director of FIIA and Fidelity
                                 Investments Management (Hong
                                 Kong) Limited.

     Terrence V. Richards        Assistant Secretary of FIIA.

     David J. Saul               President and Director of FIIA; Previously,
                                 Director of Fidelity International limited; and numerous companies and funds in the FIL group.


     (5) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L) 26 Lovat Lane, London, EC3R 8LL, England

     The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.


     Anthony J. Bolton           Director of FIIA(U.K.)L,
                                 Fidelity International
                                 Investment Advisors (FIIA),
                                 Fidelity Investment Management
                                 Limited (FIML (U.K.)), Fidelity
                                 Investment Services Limited
                                 (FISL (U.K.)), and Fidelity
                                 Investments International (FII).

     Pamela Edwards              Director of FIIA(U.K.)L, FISL
                                 (U.K.), and FII; Previously,
                                 Director of Legal Services for
                                 Europe.

     Simon Haslam                Director of FIIA, FISL (U.K.), and FII;
                                 Chief Financial Officer of FIL (U.K.);
                                 Previously, Company Secretary of Fidelity
                                 Investments Group of Companies (U.K.).

     Sally Walden                Director of FIIA(U.K.)L and FISL
                                 (U.K.).

     Sally Hinchliffe            Assistant Company Secretary of
                                 Fidelity International Group of
                                 Companies (U.K.).

     Emma Barratt                Assistant Company Secretary of
                                 Fidelity International Group of
                                 Companies (U.K.).


     (6)  FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)
          Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

     The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d              Director of FIJ; Chairman of
                                  the Board and Director of FMR
                                  Far East, FMR, FMR Corp., FMR
                                  U.K., and FIMM; Chairman of the
                                  Executive Committee of FMR;
                                  President and Chief Executive
                                  Officer of FMR Corp.; President
                                  and Trustee of funds advised by
                                  FMR.

Yasuo Kuramoto                    Vice Chairman, Representative
                                  Director of FIJ.

Billy Wilder                      President and Representative
                                  Director of FIJ; Vice President
                                  of FMR Far East.

Simon Fraser                      Director and Chief Investment
                                  Officer of FIJ.

Simon Haslam                      Director of FIJ; Chief
                                  Financial Officer of
                                  Fidelity International Limited.

Noboru Kawai                      Director and General Manager of
                                  Administration of FIJ.

Tetsuzo Nishimura                 Director and Vice President of
                                  Broker Distribution of FIJ.

Hiroshi Yamashita                 Managing Director and Portfolio
                                  Manager of FIJ.



Item 29.   PRINCIPAL UNDERWRITERS
           ----------------------

     (a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.


     (b)
     Name and Principal    Positions and Offices              Positions and Offices
     BUSINESS ADDRESS* .   WITH UNDERWRITER                   WITH REGISTRANT
        ................

     Edward C. Johnson 3d  Director                           Trustee and President
     Michael Mlinac        Director                           None
     James Curvey          Director                           None
     Martha B. Willis      President                          None
     Eric D. Roiter        Senior Vice President              Secretary
     Caron Ketchum         Treasurer and Controller None
     Gary Greenstein       Assistant Treasurer                None
     Jay Freedman          Assistant Clerk                    None
     Linda Holland         Compliance Officer                 None

*      82 Devonshire Street, Boston, MA

     (c) Not applicable

Item 30.   LOCATION OF ACCOUNTS AND RECORDS.
           ---------------------------------

           All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: Brown Brothers Harriman & Co., 40 Water Street, Boston, MA or The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY.

Item 31.   MANAGEMENT SERVICES.
           --------------------

           Not Applicable.

Item 32.   UNDERTAKINGS
           ------------

           (a) The Registrant undertakes for Fidelity Advisor Emerging Asia
Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act, whenever shareholders meeting the qualifications set forth in
Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

           (b) The Registrant, on behalf of Fidelity Advisor Emerging Asia Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 50 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 18th day of November, 1998.



                                            Fidelity Advisor Series VIII

                                            By /s/ Edward C. Johnson 3d +
                                               ---------------------------------
                                                 Edward C. Johnson 3d, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




(SIGNATURE)                                      (TITLE)                            (DATE)

/s/ Edward C. Johnson 3d     +                   President and Trustee              November 18, 1998
------------------------------                   (Principal Executive Officer)
Edward C. Johnson 3d


/s/ Richard A. Silver                            Treasurer                          November 18, 1998
------------------------------
Richard A. Silver


/s/ Robert C. Pozen                              Trustee                            November 18, 1998
------------------------------
Robert C. Pozen


/s/ Ralph F. Cox             *                   Trustee                            November 18, 1998
------------------------------
Ralph F. Cox


/s/ Phyllis Burke Davis      *                   Trustee                            November 18, 1998
------------------------------
Phyllis Burke Davis


/s/ Robert M. Gates         **                   Trustee                            November 18, 1998
------------------------------
Robert M. Gates


/s/ E. Bradley Jones         *                   Trustee                            November 18, 1998
------------------------------
E. Bradley Jones


/s/ Donald J. Kirk           *                   Trustee                            November 18, 1998
------------------------------
Donald J. Kirk


/s/ Peter S. Lynch           *                   Trustee                            November 18, 1998
------------------------------
Peter S. Lynch


/s/ Marvin L. Mann           *                   Trustee                            November 18, 1998
------------------------------
Marvin L. Mann


/s/ William O. McCoy         *                   Trustee                            November 18, 1998
------------------------------
William O. McCoy






/s/ Gerald C. McDonough      *                    Trustee                           November 18, 1998
------------------------------
Gerald C. McDonough


/s/ Thomas R. Williams       *                    Trustee                           November 18, 1998
------------------------------
Thomas R. Williams


+     Signature affixed by Robert C. Pozen pursuant to a power of attorney dated
      July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

                              POWER OF ATTORNEY

     I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust                       Fidelity Income Fund
Fidelity Advisor Series I                            Fidelity Institutional Cash Portfolios
Fidelity Advisor Series II                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series III                          Fidelity Investment Trust
Fidelity Advisor Series IV                           Fidelity Magellan Fund
Fidelity Advisor Series V                            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VI                           Fidelity Money Market Trust
Fidelity Advisor Series VII                          Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VIII                         Fidelity Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Municipal Trust II
Fidelity Boston Street Trust                         Fidelity New York Municipal Trust
Fidelity California Municipal Trust                  Fidelity New York Municipal Trust II
Fidelity California Municipal Trust II               Fidelity Phillips Street Trust
Fidelity Capital Trust                               Fidelity Puritan Trust
Fidelity Charles Street Trust                        Fidelity Revere Street Trust
Fidelity Commonwealth Trust                          Fidelity School Street Trust
Fidelity Concord Street Trust                        Fidelity Securities Fund
Fidelity Congress Street Fund                        Fidelity Select Portfolios
Fidelity Contrafund                                  Fidelity Sterling Performance Portfolio, L.P.
Fidelity Corporate Trust                             Fidelity Summer Street Trust
Fidelity Court Street Trust                          Fidelity Trend Fund
Fidelity Court Street Trust II                       Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Covington Trust                             Fidelity U.S. Investments-Government Securities
Fidelity Daily Money Fund                               Fund, L.P.
Fidelity Destiny Portfolios                          Fidelity Union Street Trust
Fidelity Deutsche Mark Performance                   Fidelity Union Street Trust II
  Portfolio, L.P.                                    Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust                            Newbury Street Trust
Fidelity Exchange Fund                               Variable Insurance Products Fund
Fidelity Financial Trust                             Variable Insurance Products Fund II
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund III
Fidelity Government Securities Fund
Fidelity Hastings Street Trust

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

     WITNESS my hand on the date set forth below.

/s/ Edward C. Johnson 3d              July 17, 1997
-----------------------
Edward C. Johnson 3d

                              POWER OF ATTORNEY

     I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust                       Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund                        Fidelity Hastings Street Trust
Fidelity Advisor Series I                            Fidelity Hereford Street Trust
Fidelity Advisor Series II                           Fidelity Income Fund
Fidelity Advisor Series III                          Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                            Fidelity Institutional Trust
Fidelity Advisor Series VI                           Fidelity Investment Trust
Fidelity Advisor Series VII                          Fidelity Magellan Fund
Fidelity Advisor Series VIII                         Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Money Market Trust
Fidelity Boston Street Trust                         Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust                  Fidelity Municipal Trust
Fidelity California Municipal Trust II               Fidelity Municipal Trust II
Fidelity Capital Trust                               Fidelity New York Municipal Trust
Fidelity Charles Street Trust                        Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust                          Fidelity Phillips Street Trust
Fidelity Congress Street Fund                        Fidelity Puritan Trust
Fidelity Contrafund                                  Fidelity Revere Street Trust
Fidelity Corporate Trust                             Fidelity School Street Trust
Fidelity Court Street Trust                          Fidelity Securities Fund
Fidelity Court Street Trust II                       Fidelity Select Portfolios
Fidelity Covington Trust                             Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                            Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund                       Fidelity Trend Fund
Fidelity Destiny Portfolios                          Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance                   Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                                       Fund, L.P.
Fidelity Devonshire Trust                            Fidelity Union Street Trust
Fidelity Exchange Fund                               Fidelity Union Street Trust II
Fidelity Financial Trust                             Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund
                                                     Variable Insurance Products Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

     WITNESS my hand on the date set forth below.

/s/ Robert M. Gates                   March 6, 1997
--------------------------
Robert M. Gates

                              POWER OF ATTORNEY

     We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust                       Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund                        Fidelity Hastings Street Trust
Fidelity Advisor Series I                            Fidelity Hereford Street Trust
Fidelity Advisor Series II                           Fidelity Income Fund
Fidelity Advisor Series III                          Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                            Fidelity Institutional Trust
Fidelity Advisor Series VI                           Fidelity Investment Trust
Fidelity Advisor Series VII                          Fidelity Magellan Fund
Fidelity Advisor Series VIII                         Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Money Market Trust
Fidelity Boston Street Trust                         Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust                  Fidelity Municipal Trust
Fidelity California Municipal Trust II               Fidelity Municipal Trust II
Fidelity Capital Trust                               Fidelity New York Municipal Trust
Fidelity Charles Street Trust                        Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust                          Fidelity Phillips Street Trust
Fidelity Congress Street Fund                        Fidelity Puritan Trust
Fidelity Contrafund                                  Fidelity Revere Street Trust
Fidelity Corporate Trust                             Fidelity School Street Trust
Fidelity Court Street Trust                          Fidelity Securities Fund
Fidelity Court Street Trust II                       Fidelity Select Portfolios
Fidelity Covington Trust                             Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                            Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund                       Fidelity Trend Fund
Fidelity Destiny Portfolios                          Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance                   Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                                       Fund, L.P.
Fidelity Devonshire Trust                            Fidelity Union Street Trust
Fidelity Exchange Fund                               Fidelity Union Street Trust II
Fidelity Financial Trust                             Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund
                                                     Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

     WITNESS our hands on this nineteenth day of December, 1996.


/s/ Edward C. Johnson 3d              /s/ Peter S. Lynch
-------------------------------      ---------------------------------
Edward C. Johnson 3d                 Peter S. Lynch



/s/ J. Gary Burkhead                  /s/ William O. Mccoy
-------------------------------      ---------------------------------
J. Gary Burkhead                     William O. McCoy


/s/ Ralph F. Cox                      /s/ Gerald C. Mcdonough
-------------------------------      ---------------------------------
Ralph F. Cox                         Gerald C. McDonough


/s/ Phyllis Burke Davis               /s/ Marvin L. Mann
-------------------------------      ---------------------------------
Phyllis Burke Davis                  Marvin L. Mann


/s/ E. Bradley Jones                  /s/ Thomas R. Williams
-------------------------------      ---------------------------------
E. Bradley Jones                     Thomas R. Williams


/s/ Donald J. Kirk
-------------------------------
Donald J. Kirk